Value Fund
Partners Value Fund
Partners III Opportunity Fund
Research Fund
Hickory Fund
Balanced Fund
Short-Intermediate Income Fund
Nebraska Tax-Free Income Fund
Government Money Market Fund

Quarterly Report December 31, 2013

Weitz | FUNDS®

WEITZ INVESTMENT PHILOSOPHY

Over the 30+ year history of Weitz Funds, we have seen many changes. Advancements in technology combined with economic, political and global events have continued to shape investors’ thoughts and actions.

Our mission has remained constant— we have an unwavering commitment to our shareholders and a focus on finding strong, well-managed companies priced significantly below their true business value.

We “eat our own cooking.”
We believe in putting our money where our mouth is. All of our employees and trustees have significant personal investments in our “family” of funds. This does not guarantee that the Funds will go up, but it does mean that we win or lose together and that shareholders definitely have our full attention.

We are patient, long-term investors.
When we analyze potential equity investments, we think about the business behind the stock. We buy shares only when we believe they are selling at a large discount to the company’s underlying business value. Ideally, the business value rises over time, and the stock price follows. This often allows us to hold the stock for many years.

Knowing what you don’t know is important in all aspects of life, but it is crucial in investing.
We think our odds of investment success are much higher when we invest in securities of companies we understand and where we may have an edge over other investors. As a result, our portfolios are not diversified among all the various sectors of the economy. Instead, we expect to have a deeper knowledge and understanding of the industries and companies in which we do invest. Our experienced research team has a broad “circle of competence,” and we believe in staying within it.

We worry about permanent loss of capital — not price volatility.
Our Funds are designed for long-term shareholders. We believe concentrating our portfolios in the most attractive investment ideas, although it may cause short-term price volatility, is the best way to earn consistent returns over the long term.

We believe in being flexible and using common sense.
We are often contrarian and do not pay attention to benchmarks when making investment decisions. We also believe that cash is sometimes the most attractive investment.

Our goal is to earn good absolute investment returns over long periods of time without exposing our clients’ and our own capital to undue risk.

2 Weitz Funds

TABLE OF CONTENTS

Performance Summary	4

Letter to Shareholders	5

Analyst Corner	7

Fund Information

Value Fund	8

Partners Value Fund	12

Partners III Opportunity Fund	16

Research Fund	22

Hickory Fund	26

Balanced Fund	30

Short-Intermediate Income Fund	36

Nebraska Tax-Free Income Fund	46

Government Money Market Fund	52

Index Descriptions	54

Annual Shareholder Information Meeting
Please plan to join us at the Scott Conference Center in Omaha at 4:30 p.m. on May 21st. The center is located at 6450 Pine Street on the Aksarben campus. There will be no formal business to conduct, so we can devote the entire meeting to answering your questions. Maps and driving directions are available from our client service representatives. We look forward to seeing you there.

The management of Weitz Funds has chosen paper for the 52 page body of this financial report from a paper manufacturer certified under the Sustainable Forestry Initiative standard.

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this report are not recommendations to purchase or sell any particular security. Current and future portfolio holdings are subject to risk. See the Schedules of Investments included in this report for the percent of assets in each of the Funds invested in particular industries or sectors.

weitzinvestments.com 3

PERFORMANCE SUMMARY
DECEMBER 31, 2013

		Total Returns		Average Annual Total Returns
	Inception										Since
Fund Name	Date	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year	30 Year	Inception
Value	5/09/86	8.78%	31.75%	16.53%	19.35%	5.84%	6.93%	10.41%	11.32%	—%	10.89%
Russell 1000		10.23	33.11	16.30	18.59	7.78	5.08	9.38	10.44	—	10.25
Russell 1000 Value		10.01	32.53	16.06	16.67	7.58	6.23	9.71	10.55	—	10.64
Partners Value(a)	6/01/83	7.77	30.87	16.40	21.43	7.47	7.92	11.33	12.13	12.84	12.92
Partners III Opportunity(a)	6/01/83
Institutional Class		6.15	32.81	16.54	24.50	9.57	10.80	12.88	13.47	13.64	13.66
Investor Class(b)		6.06	32.38	16.28	24.33	9.50	10.75	12.84	13.44	13.61	13.63
Research(a)(c)	4/01/05	10.75	39.03	15.26	22.59	—	—	—	—	—	8.87
Russell 3000		10.10	33.55	16.24	18.71	7.88	5.32	9.32	10.39	10.97	—
Russell 3000 Value		9.95	32.69	15.93	16.75	7.66	6.48	9.74	10.60	11.50	—
Hickory	4/01/93	6.71	27.83	15.59	23.93	8.35	6.34	10.46	—	—	11.04
Russell 2500		8.66	36.80	16.28	21.77	9.81	9.67	10.77	—	—	10.92
Russell 2500 Value		8.83	33.32	15.38	19.61	9.29	10.16	11.44	—	—	11.49
S&P 500		10.51	32.39	16.18	17.94	7.40	4.68	9.22	10.25	11.08	—
Balanced	10/01/03	4.00	15.46	9.41	14.30	5.81	—	—	—	—	6.04
Blended Index		6.21	18.09	10.88	12.48	6.35	—	—	—	—	6.91
Short-Intermediate
Income	12/23/88
Institutional Class		0.23	1.11	2.41	4.52	3.92	4.56	5.04	5.73	—	5.73
Investor Class(b)		0.18	0.93	2.24	4.41	3.87	4.52	5.01	5.71	—	5.71
Barclays Intermediate Credit		-0.02	-0.86	2.91	3.96	4.09	4.94	5.35	6.35	—	6.35
NebraskaTax-Free
Income(a)	10/01/85	0.37	-0.25	2.55	3.42	3.07	3.67	4.13	4.77	—	5.10
Barclays 5-Year Muni. Bond		0.84	0.81	3.54	4.27	3.92	4.47	4.67	5.50	—	—

These performance numbers reflect the deduction of each Fund’s annual operating expenses. Annual operating expenses for each Fund, as stated in the most recent prospectus, and expressed as a percentage of each Fund’s net assets, are: Value, 1.20%; Partners Value, 1.19%; Partners III Opportunity – Institutional Class, 1.60%; Partners III Opportunity – Investor Class, 2.26% (gross); Research, 1.74% (gross); Hickory, 1.26%; Balanced, 1.13%; Short-Intermediate Income – Institutional Class, 0.63%; Short-Intermediate Income – Investor Class, 0.98% (gross); and Nebraska Tax-Free Income, 0.71%. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in any of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month end may be obtained at www.weitzinvestments.com/funds_and_performance/fund_performance.fs. Index performance is hypothetical and is shown for illustrative purposes only. See page 54 for a description of all indicies.
(a)
Performance of the Partners Value and Partners III Opportunity Funds is measured from June 1, 1983, the inception of Weitz Partners II Limited Partnership (“Partners II”) and Weitz Partners III Limited Partnership (“Partners III”), respectively. Performance of the Research Fund is measured from April 1, 2005, the inception of Weitz Research Fund, L.P. (“Research L.P.”). Performance of the Nebraska Tax-Free Income Fund is measured from October 1, 1985, the inception of Weitz Income Partners Limited Partnership (“Income Partners”). On the last business day of December 1993, 2005, 2006 and 2010, the Partners Value, Partners III Opportunity, Nebraska Tax-Free Income and Research Funds (the “Funds”) succeeded to substantially all of the assets of Partners II, Partners III, Income Partners and Research L.P. (the “Partnerships”), respectively. The investment objectives, policies and restrictions of the Funds are materially equivalent to those of the respective Partnerships and the Partnerships were managed at all times with full investment authority by Weitz Investment Management, Inc. The performance information includes performance for the period before the Funds became investment companies registered with the Securities and Exchange Commission. During these periods, none of the Partnerships were registered under the Investment Company Act of 1940 and therefore were not subject to certain investment or other restrictions or requirements imposed by the 1940 Act or the Internal Revenue Code. If any of the Partnerships had been registered under the 1940 Act during these periods, the respective Partnerships’ performance might have been adversely affected.

(b)
Investor Class shares first became available for sale on August 1, 2011. For performance prior to that date, this table includes the actual performance of the Fund’s Institutional Class (and uses the actual expenses of the Fund’s Institutional Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Investor Class would have been substantially similar to, yet lower than, the performance of the Fund’s Institutional Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

(c)
Starting January 1, 2011, these performance numbers reflect the deduction of the Research Fund’s actual operating expenses. For periods of time prior to January 1, 2011, the performance numbers reflect the deduction of annual pro forma operating expenses of 1.50%. Annual operating expenses for the Research Fund, as stated in the Research Fund’s Prospectus, are 1.74% (gross) and 0.94% (net) of the Fund’s net assets. The investment adviser has agreed, in writing, to limit the total annual fund operating expenses (excluding taxes, interest, brokerage commissions, and acquired fund fees and expenses) to 0.90% of the Fund’s average daily net assets through July 31, 2014.

4 Weitz Funds

LETTER TO SHAREHOLDERS
JANUARY 3, 2014

Dear Fellow Shareholder:

2013 was a terrific year for our stock funds. Gains for the year ranged from +28% for Hickory to +39% for Research. We are in the fifth year of economic recovery from the “Great Recession” of 2007-2009 and nearly five years from the bottom of the bear market that ended in March of 2009, so the table below showing one, three and five year results looks very good.

	Average Annual Returns
	1 Year	3 Year	5 Year
Value	31.75%	16.53%	19.35%
Partners Value	30.87	16.40	21.43
Partners III –
Institutional Class	32.81	16.54	24.50
Hickory	27.83	15.59	23.93
Research	39.03	15.26	22.59
S&P 500	32.39	16.18	17.94

Bonds faced significant headwinds throughout the year. Our bond funds have been very conservatively positioned for some time so they were able to hold their own nicely, but our expectations for bonds for the immediate future remain quite subdued. Tom and Nolan discuss current positioning of the Short-Intermediate Income Fund and Nebraska Tax-Free Income Fund later in this report.

The Federal Reserve continued its program of “quantitative easing,” injecting $85 billion per month into the bond market during the year. This artificial support for bond prices kept interest rates low and had a positive impact on the stock market. The image that comes to mind is that of a Fed “fire hose” pumping water (cash) into the securities market “swimming pool.” The general water level (stock and bond prices) rose more than it otherwise would have because of the quantity of new money added. As a result, bargains have disappeared and we enter the new year with elevated levels of cash reserves and a cautious outlook. The fact that the QE program will end at some point is well-known (the first $10 billion reduction was recently approved), and all things being equal, the “tapering” and eventual withdrawal of monetary stimulus will probably reduce demand for stocks. On the other hand, this is probably one of the least important factors determining our long-term results.

Our Game Plan for 2014
We like the companies we own. They are well-managed, have ample liquidity, and generate enough free cash flow to both fund their growth and return excess cash to shareholders. These companies have found ways to grow in a sluggish economic environment and “make their own breaks” through acquisitions and creative business strategies. Cheap and readily available credit has allowed companies with debt to lower their interest costs and extend their maturities. The world is a complicated and unpredictable place, but we believe that our companies have secure positions in their industries and are well-equipped to deal with unexpected challenges.

However…we are not crazy about the prices of our stocks. Investment success depends on buying the right stocks at the right prices. The S&P 500 rose by over 32% in 2013, but aggregate S&P 500 earnings grew by only about 6%. It seems likely that stock prices in general have “borrowed from the future.” This is not a terrible thing—who doesn’t like a +30% year? The trick is to have realistic expectations.

We try to buy individual stocks at a deep discount to the price that an intelligent business owner might pay to buy the whole company. If a private buyer would gladly pay $100 per share to buy a whole company but the stock sells for $60, the “price-to-value ratio” (P/V) is 60/100 or 60%. We feel that we are buying a “60-cent dollar.” At the bear market bottom in early 2009, the weighted average estimated P/V of our stock portfolios was under 50%. Stocks were very cheap. Today, the weighted average estimated P/V of our portfolios is approaching 90%. We can still earn positive returns from today’s price levels, in large part because our companies’ values are growing, but the odds are better when we start at more attractive price levels. It would not be surprising if stock prices grew slower than the underlying businesses in 2014 as values “catch up” with prices.

As we begin a new year, we are patiently waiting for the opportunity to reinvest the cash that has accumulated in our portfolios. We would love to increase the size of many of our current positions at more attractive price levels and our analysts have been adding new names to our “on deck” list. We expect stock price volatility, which has been mostly absent over the past two years, to return in 2014—not because of any particular impending crisis, but

weitzinvestments.com 5

because volatility is normal. Periodic market corrections may be unsettling to investors, but they are a necessary part of value investing. So, as long as our companies are doing well, we welcome temporary price declines.

The table preceding this letter shows results for our funds over the past 30 years. During that period, we have experienced all manner of fads and bubbles, recessions and panics, credit and liquidity crises, political shenanigans and failures of leadership. Nevertheless, the long-term growth in global GDP and the value created by innovative and energetic company managements always seem to produce interesting investment opportunities.

The balance of this report is devoted to detailed information on each of our funds. We encourage shareholders to read the relevant sections so that they may get a sense of how each fund is positioned as we enter the new year. We also hope you will mark your calendars now for our annual shareholders meeting on May 21, 2014. We will be back at the Scott Conference Center and the meeting will begin at 4:30 p.m.

Thanks once again for entrusting your investment funds to us.

Sincerely,

Wallace R. Weitz	Bradley P. Hinton
wally@weitzinvestments.com	brad@weitzinvestments.com

6 Weitz Funds

ANALYST CORNER
A PERSPECTIVE ON THE ADT CORPORATION

By Drew Weitz
The ADT Corporation is the leading provider of monitored home security service in the United States and Canada. The company possesses the strongest brand in the security industry, evidenced by its 6.5 million residential and small business customers – more than five times the number of its next largest competitor. In addition to traditional alarm monitoring, ADT is expanding its offerings to include interactive services (e.g. remote arm/disarm) and home automation services (e.g. climate/lighting control, physical lock/unlock of doors) for an incremental fee. The company was spun-off from Tyco International in September 2012.

The Attraction of Subscription Businesses
As investors, we are qualitatively drawn to businesses that are leaders in their industries and possess strong competitive advantages. Quantitatively, we also look for companies that consistently generate strong, predictable and growing streams of cash beyond what is needed to reinvest in the business. Subscription models, characterized by customers (often under contract) that pay on regular intervals, often provide such predictability. Our investments in pay TV companies are examples of the marriage of these two traits. We believe that ADT, too, fits this bill. As described above, it is the undisputed heavyweight of the industry with the most trusted brand and scale that drives lower costs than competitors. New customers sign an initial three-year contract and pay monthly for service, creating a business with roughly 90% recurring revenue and highly visible cash flows. Thanks to their large subscriber base, the cash generated is more than sufficient to purchase equipment for new installations and compensate third-party authorized dealers for accounts generated. Lastly, these predictable cash flows support ADT’s ability to prudently issue debt. Excess cash and debt capital allow management plenty of flexibility to play offense.

Customers are Taking ADT’s Pulse
For years, industry growth has been slow and steady, if somewhat unexciting. Thanks to the proliferation of Internet-connected consumer devices, however, the company is enjoying a renaissance. ADT’s interactive and home automation service, dubbed Pulse, allows customers to remotely control lighting, adjust thermostats, monitor security cameras, or lock and unlock their doors in addition to simply arming or disarming a security system. Consumer response to the product has been strong: although only 8% of ADT subscribers have Pulse today, nearly one-third of new sales include the additional functionality (and higher price tag). Furthermore, the company estimates that roughly 20% of the installed base has interest in upgrading to automation services. Pulse’s 25% higher monthly fee and positive impact on retention more than offset the increased equipment and installation costs. Adoption by new customers and upgrades by existing subscribers will drive the mix of Pulse accounts higher over time, providing a multi-year earnings benefit to ADT.

Attractive Opportunities Attract Competition
No strangers to the benefits of subscription businesses themselves, pay TV and telecom companies have entered the market, looking to bundle home security and automation services with their video, broadband and telephony offerings. Their entrance is coincident with a period of elevated account attrition for the company, raising warning signs for investors and sending ADT’s shares lower. New competitors, however, do not appear to be the culprit for ADT’s higher attrition. Indeed, results for the last 12 months indicate that ADT has gained market share, while the modest gains made by pay TV and telecom companies have been at the expense of small, subscale firms. Instead, higher turnover in the housing market has led to greater account termination as subscribers change residences. ADT hopes to turn this challenge into an opportunity to both follow the old subscriber to their new address and sell service to the new occupant of the former premises. Furthermore, the company has taken steps to improve the long-term value of new subscribers, including tightening credit standards and optimizing its third-party dealer network by eliminating those not committed to following ADT’s Pulse strategy. In the short run, these actions have a negative impact on attrition by reducing the number of new customers available to offset losses. However, we believe this will be more than offset by a greater lifetime value of the prospective subscriber base.

What Matters Most is Value per Share
Investors initially cheered ADT’s separation from Tyco, bidding its shares up from the high $30s to over $50 in short order. However, as attrition rose and new customer growth fell below expectations, shareholders sold just as quickly. Despite these disappointments, in its first 16 months as a public company, ADT will have used its excess cash flow and balance sheet capacity to buy in nearly 20% of its own equity at reasonable prices, thereby driving a substantial increase in business value per share. Going forward, the pace of capital returns will likely diminish as management looks to prioritize investment in the growth of its business. Indeed, the specter of cable and telecom competition combined with the need to invest in new home automation services may drive a wave of consolidation of smaller players that lack the scale to keep up. At the right prices, we would expect (and encourage) ADT to participate, driving additional business value growth.

With the stock back in the high $30s, the recent growth in ADT’s business value per share makes today’s valuation a more attractive buying opportunity than a year ago. Compared with our current estimation of ADT’s business value in the low $50s, we believe the company’s shares represented an attractive investment for our shareholders.

Andrew S. Weitz, joined Weitz in 2008. He graduated from Carleton College and previously spent four years as a research analyst with Ariel Investments.

weitzinvestments.com 7

VALUE FUND
PORTFOLIO MANAGERS’ DISCUSSION & ANALYSIS

Co-Portfolio Managers:
Wallace R. Weitz, CFA; Bradley P. Hinton, CFA; & David A. Perkins, CFA

The Value Fund enjoyed a strong fourth quarter and calendar year. The Fund gained 8.8% during the quarter, versus gains of 10.5% and 10.2% for the S&P 500 and Russell 1000, respectively. For the calendar year, the Value Fund gained 31.7% versus advances of 32.4% for the S&P 500 and 33.1% for the Russell 1000. 2013 stands as the third strongest annual performance for the S&P 500 and the Fund since 1986 (the Value Fund’s inception). On the heels of a strong year for the stock market, we begin 2014 with the Fund at a narrower than usual discount (the aggregate estimated price-to-value ratio stands at 0.90) and elevated cash levels (27% of net assets).

Liberty Interactive (+25%), Valeant Pharmaceuticals (+13%) and Google (+28%) were the largest positive contributors to Fund performance during the fourth quarter. We added significantly to our Liberty Interactive position during early October as it ranked among the cheapest and highest conviction stocks in our portfolio. Subsequent news of a tracking stock for Liberty’s online properties (Liberty Digital Commerce) and a cleaner means of investing in multi-channel retailer QVC excited investors. Valeant capped a busy year with a nicely accretive tuck-in acquisition that should further its momentum in aesthetic dermatology. We anticipate a meaningful uptick in organic growth for Valeant in 2014. Google rallied on a strong third quarter earnings report and growing investor comfort with the ongoing shift toward mobile search. With shares nearing our estimate of business value, we wrote some call options on a portion of our position late in the quarter.

Tech giant Hewlett-Packard (+101%) and insurance broker Aon plc (+52%) joined Valeant Pharmaceuticals (+96%) as the largest contributors to full year Fund performance. HP made considerable progress in its turnaround efforts over the course of the past year, improving its balance sheet, stabilizing sales and positioning the company to play offense. Aon’s stock benefitted from improved organic growth, additional margin progress, continued optimism surrounding its position in the emerging private health exchange business and a strong fourth quarter outlook. We took advantage of the strength in Aon shares and reduced our position from 4.5% of Fund net assets to 2.5% during the fourth quarter.

The Fund initiated three relatively modest new investments during the final months of 2013. Oracle Corp. is the largest provider of database solutions to commercial enterprises around the globe. The database software business has many attractive attributes, including longer product cycles, burdensome switching costs and “mission critical” status for day-to-day business operations (which makes lucrative maintenance and support contracts non-discretionary, price inelastic budget items). Prior to purchase, the stock had largely treaded water for three years despite strong growth in operating earnings (+47%), cash flow (+74%) and free cash flow per share (+80%). As a result, we were able to purchase a well-entrenched, conservatively capitalized market leader for roughly 11 times free cash flow.

Endo Health Solutions is a specialty pharmaceutical and medical device company focused on the areas of urology, pain management and niche generics. Under the leadership of new CEO Rajiv De Silva, Endo has positioned itself as a consolidator in the fragmented and relatively inefficient world of specialty and generic pharmaceuticals. Much like we are witnessing in other corners of iconic American business (beer and packaged foods come specifically to mind), we believe portions of the drug industry are ripe for change. De Silva brings a familiar decentralized, low-cost operating model to Endo with the goal of generating more capital efficient growth. Ample balance sheet capacity and the likelihood of a new tax structure (via the purchase of Paladin Labs) should help drive strong business value growth over a period of years.

Finally, LabCorp is the second largest independent diagnostic laboratory in the U.S. The clinical lab business is characterized by relatively steady recurring revenues, healthy margins, high returns on tangible capital and significant excess cash generation, all of which are bread-and-butter Weitz attributes. Anemic testing volumes and elevated reimbursement pressure have been headwinds for LabCorp over the past several years and are likely to remain so throughout 2014. Longer-term, however, a gradually improving economy, an aging U.S. population and the introduction of new, more effective tests for cancer and various chronic diseases should lead to more attractive growth rates and improved investor sentiment.

The Value Fund invests primarily in our best larger company ideas. As of calendar year end, the Fund’s weighted average market cap was approximately $89 billion and its top twenty holdings represented just over 60% of net assets.

New and Eliminated Securities for Quarter Ended December 31, 2013
New ($mil)		Eliminations ($mil)

Oracle	$21.2	None
Endo Health Solutions	11.5
Laboratory Corp. of America	11.0

8 Weitz Funds

VALUE FUND
PERFORMANCE • (UNAUDITED)

	Total Returns		Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year
Value	8.78%	31.75%	16.53%	19.35%	5.84%	6.93%	10.41%	11.32%
S&P 500	10.51	32.39	16.18	17.94	7.40	4.68	9.22	10.25
Russell 1000	10.23	33.11	16.30	18.59	7.78	5.08	9.38	10.44
Russell 1000 Value	10.01	32.53	16.06	16.67	7.58	6.23	9.71	10.55

Growth of $10,000 Since Inception
This chart depicts the change in the value of a $10,000 investment in the Value Fund for the period May 9, 1986 through December 31, 2013, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

	Value	S&P 500	Relative
Year	(1)	(2)	Results (1)-(2)
1986 (5/9/86)	3.45%	4.14%	-0.69%
1987	-0.54	5.10	-5.64
1988	16.45	16.61	-0.16
1989	22.07	31.69	-9.62
1990	-5.22	-3.10	-2.12
1991	27.63	30.47	-2.84
1992	13.63	7.62	6.01
1993	20.04	10.08	9.96
1994	-9.83	1.32	-11.15
1995	38.37	37.58	0.79
1996	18.69	22.96	-4.27
1997	38.93	33.36	5.57
1998	28.94	28.58	0.36
1999	20.97	21.04	-0.07
2000	19.62	-9.10	28.72
2001	0.24	-11.89	12.13
2002	-17.10	-22.10	5.00
2003	28.73	28.68	0.05
2004	15.74	10.88	4.86
2005	-2.77	4.91	-7.68
2006	21.85	15.79	6.06
2007	-10.35	5.49	-15.84
2008	-40.74	-37.00	-3.74
2009	27.62	26.46	1.16
2010	19.94	15.06	4.88
2011	6.12	2.11	4.01
2012	13.17	16.00	-2.83
2013	31.75	32.39	-0.64
Since Inception:
Cumulative	1,647.86	1,365.54	282.32
Avg. Annual
Return	10.89	10.19	0.70

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent prospectus are 1.20% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_performance/fund_performance.fs.

See page 4 for additional performance disclosures. See page 54 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

weitzinvestments.com 9

VALUE FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Valeant Pharmaceuticals International, Inc.	7.0%
Liberty Interactive Corp. - Series A	4.5
Berkshire Hathaway, Inc. - CL B	4.3
DIRECTV	4.0
Liberty Global plc - Series C	3.9
Express Scripts Holding Co.	3.3
Texas Instruments, Inc.	3.1
Wells Fargo & Co.	3.0
Range Resources Corp.	3.0
Google, Inc. - CL A	3.0
% of Net Assets	39.1%
Industry Sectors
Consumer Discretionary	18.6%
Information Technology	16.0
Health Care	12.3
Financials	9.8
Energy	7.0
Industrials	4.2
Materials	3.2
Consumer Staples	1.4
Cash Equivalents/Other	27.5
Net Assets	100.0%

Top Performers for Quarter Ended December 31, 2013
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
Liberty Interactive Corp. - Series A	25.1%	4.3%	0.97%
Valeant Pharmaceuticals International, Inc.	12.5	7.1	0.94
Google, Inc. - CL A	27.9	3.0	0.79
Hewlett-Packard Co.	34.1	2.5	0.75
DIRECTV	15.6	3.9	0.58

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.

Source: FactSet Portfolio Analytics

Bottom Performers for Quarter Ended December 31, 2013
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
Laboratory Corp. of America Holdings	(7.8)%	0.8%	(0.10)%
Target Corp.	(0.5)	2.5	(0.01)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.

Source : FactSet Portfolio Analytics

10 Weitz Funds

VALUE FUND
SCHEDULE OF INVESTMENTS • DECEMBER 31, 2013 • (UNAUDITED)

COMMON STOCKS — 72.5%	Shares	Value
Consumer Discretionary — 18.6%
Cable & Satellite — 7.9%
DIRECTV*	650,000	$44,908,500
Liberty Global plc - Series C*	520,000	43,846,400
		88,754,900
Internet & Catalog Retail — 4.5%
Liberty Interactive Corp. - Series A*	1,725,000	50,628,750
Multiline Retail — 2.5%
Target Corp.	430,000	27,206,100
Movies & Entertainment — 2.2%
The Walt Disney Co.	325,000	24,830,000
Advertising — 1.5%
Omnicom Group, Inc.	225,500	16,770,435
		208,190,185
Information Technology — 16.0%
Software — 4.6%
Microsoft Corp.	715,000	26,762,450
Oracle Corp.	635,000	24,295,100
		51,057,550
Semiconductors — 3.1%
Texas Instruments, Inc.	780,000	34,249,800
Internet Software & Services — 3.0%
Google, Inc. - CL A*(c)	30,000	33,621,300
IT Services — 2.7%
Accenture plc - CL A	200,000	16,444,000
Fidelity National Information Services, Inc.	250,000	13,420,000
		29,864,000
Computers & Peripherals — 2.6%
Hewlett-Packard Co.	1,060,000	29,658,800
		178,451,450
Health Care — 12.3%
Pharmaceuticals — 8.1%
Valeant Pharmaceuticals International, Inc.*	670,000	78,658,000
Endo Health Solutions Inc.*	175,000	11,805,500
		90,463,500
Health Care Services — 4.2%
Express Scripts Holding Co.*	530,000	37,227,200
Laboratory Corp. of America Holdings*	110,000	10,050,700
		47,277,900
		137,741,400
Financials — 9.8%
Property & Casualty Insurance — 4.3%
Berkshire Hathaway, Inc. - CL B*	410,000	48,609,600
Commercial Banks — 3.0%
Wells Fargo & Co.	745,000	33,823,000
Insurance Brokers — 2.5%
Aon plc - CL A	335,000	28,103,150
		110,535,750
Energy — 7.0%
Oil & Gas Exploration & Production — 7.0%
Range Resources Corp.	400,000	33,724,000
Apache Corp.	391,000	33,602,540
Southwestern Energy Co.*	290,000	11,405,700
		78,732,240

	Principal
	amount
	or shares	Value
Industrials — 4.2%
Aerospace & Defense — 2.2%
TransDigm Group, Inc.	150,000	$24,153,000
Air Freight & Logistics — 2.0%
United Parcel Service, Inc. - CL B	215,000	22,592,200
		46,745,200
Materials — 3.2%
Construction Materials — 1.7%
Martin Marietta Materials, Inc.	195,000	19,488,300
Industrial Gases — 1.5%
Praxair, Inc.	125,000	16,253,750
		35,742,050
Consumer Staples — 1.4%
Beverages — 1.4%
Diageo plc - Sponsored ADR	115,000	15,228,300
Total Common Stocks
(Cost $461,944,962)		811,366,575
CASH EQUIVALENTS — 27.3%
U.S. Treasury Bills — 22.8%
U.S. Treasury Bills, 0.03% to 0.09%,
1/09/14 to 5/22/14(a)	$255,000,000	254,978,170
Money Market Funds — 4.5%
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(b)	50,833,417	50,833,417
Total Cash Equivalents
(Cost $305,802,150)		305,811,587
Total Investments in Securities
(Cost $767,747,112)		1,117,178,162
Options Written — 0.0%		(280,000)
Other Assets Less Other Liabilities — 0.2%		2,022,761
Net Assets — 100.0%		$1,118,920,923
Net Asset Value Per Share		$44.86

	Expiration	Shares
	date/	subject
OPTIONS WRITTEN*	Strike price	to option	Value
Covered Call Options
Google, Inc. - CL A	March 2014/$1,100	5,000	$(280,000)
Total Options Written
(premiums received $241,871)			$(280,000)

*	Non-income producing
(a)	Interest rates presented represent the yield to maturity at the date of purchase.
(b)	Rate presented represents the annualized 7-day yield at December 31, 2013.
(c)	Fully or partially pledged as collateral on outstanding written options.

weitzinvestments.com 11

PARTNERS VALUE FUND
PORTFOLIO MANAGERS’ DISCUSSION & ANALYSIS

Co-Portfolio Managers:
Wallace R. Weitz, CFA & Bradley P. Hinton, CFA

The Partners Value Fund returned +7.8% in the fourth calendar quarter, compared to +10.5% for the S&P 500 and +10.1% for the Russell 3000. For the calendar year, the Fund returned +30.9% compared to +32.4% for the S&P 500 and +33.6% for the Russell 3000. It was a very good year, with stocks enjoying exceptional gains. The Fund’s absolute returns were terrific, and the relative results were acceptable especially in light of our cautious positioning throughout the year.

Our consumer discretionary holdings fueled the Fund’s fourth quarter gains. Interval Leisure Group (+31%) continued to add resorts to its vacation exchange network, and investor confidence in the shared ownership industry recovered along with the economy. Liberty Interactive Corp. (+25%) surged after announcing plans to create a tracking stock for its ecommerce assets and posting solid quarterly results at QVC U.S. Both Iconix Brand Group (+20%) and DIRECTV (+16%) enhanced per share value growth by repurchasing stock at attractive prices.

The Fund’s relative results trailed the market during the fourth quarter for three primary reasons. First, LabCorp (-8%) and FLIR Systems (-4%) provided disappointing 2014 and fourth quarter outlooks, respectively. While both companies face industry headwinds, we don’t think either setback derails our longer-term investment thesis. Second, several of our stocks simply didn’t keep pace with the year-end market rally, which is neither unusual nor disturbing over a short time frame. For example, Redwood Trust, Liberty Media Corp. and Target were all roughly flat during the quarter. Third, residual cash was a performance drag in a strongly rising market. As always, our goal is to outperform the broader indices over the long haul, regardless of whether cash levels are high or low along the way.

Valeant Pharmaceuticals was by far the largest contributor to full year results. Valeant (+96%) nearly doubled as the company acquired Bausch + Lomb (eye health), integrated Medicis (dermatology) and reported organic growth across its expanded platform. The Fund’s large consumer discretionary weighting also buoyed results, as the sector was the market’s top performer for the year. Standout contributors included Iconix (+78%), Interval Leisure (+62%), Liberty Global (+44%) and Live Nation (+112%). Stock picking drove solid performance within the technology sector. Google (+58%), Microsoft (+44%), Texas Instruments (+46%) and XO Group (+60%) all delivered returns well above the tech sector average. While outright detractors were scarce, returns for the year could have been even higher with less cash, more industrial exposure and improved security selection in the energy sector.

Portfolio activity was moderate during the quarter. We bought shares of Oracle, the world’s largest enterprise software company. Oracle continues to sell more software licenses, increase its installed base, and drive recurring revenue through attached support agreements. The high margin support business generates tremendous free cash flow, and capital allocation remains shareholder friendly. The company has been reinvesting in productive R&D, acquiring complementary businesses and shrinking the share count at attractive prices. We think Oracle is well positioned for the future with a strong cloud offering and entrenched advantages in database scalability and reliability. We also added to our holdings of Liberty Interactive before the company hosted an upbeat investor day, and to Liberty Global when the stock drifted down into the low $70’s.

We sold two stocks at healthy gains during the quarter. CVS Caremark traded above our value estimate as the company executed on its operating plan and won over investors. Outerwall has a wider range of potential business outcomes, and we booked profits on the volatile stock after it spiked post-earnings. We also reduced our Aon plc position materially as the shares continued to gain momentum. Other trims due to valuation included Texas Instruments, Southwestern Energy and Live Nation. Despite this activity, the Fund’s residual cash remained unchanged at 29% of net assets at year end.

Partners Value is a flexible, multi-cap fund that invests in companies of all sizes. The portfolio remains tilted to larger companies with strong competitive positions, relatively stable cash flows, able managements and sturdy balance sheets. Nearly seventy percent of the Fund’s equity holdings are in large-cap companies (market capitalization greater than $10B), with the remainder split between medium-sized and smaller businesses.

New and Eliminated Securities for Quarter Ended December 31, 2013
New ($mil)		Eliminations ($mil)
Oracle	$14.3	Outerwall	$16.4
		CVS Caremark	9.2

12 Weitz Funds

PARTNERS VALUE FUND
PERFORMANCE • (UNAUDITED)

	Total Returns		Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year	30 Year
Partners Value	7.77%	30.87%	16.40%	21.43%	7.47%	7.92%	11.33%	12.13%	12.84%
S&P 500	10.51	32.39	16.18	17.94	7.40	4.68	9.22	10.25	11.08
Russell 3000	10.10	33.55	16.24	18.71	7.88	5.32	9.32	10.39	10.97
Russell 3000 Value	9.95	32.69	15.93	16.75	7.66	6.48	9.74	10.60	11.50

Growth of $10,000 Since Inception
This chart depicts the change in the value of a $10,000 investment in the Partners Value Fund for the period June 1, 1983 through December 31, 2013, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

	Partners		Relative
	Value	S&P 500	Results
Year	(1)	(2)	(1)-(2)
1983 (6/1/83)	9.90%	4.15%	5.75%
1984	14.50	6.10	8.40
1985	40.70	31.60	9.10
1986	11.10	18.60	-7.50
1987	4.30	5.10	-0.80
1988	14.90	16.61	-1.71
1989	20.30	31.69	-11.39
1990	-6.30	-3.10	-3.20
1991	28.10	30.47	-2.37
1992	15.10	7.62	7.48
1993	23.00	10.08	12.92
1994	-9.03	1.32	-10.35
1995	38.67	37.58	1.09
1996	19.14	22.96	-3.82
1997	40.62	33.36	7.26
1998	29.07	28.58	0.49
1999	22.05	21.04	1.01
2000	21.07	-9.10	30.17
2001	-0.86	-11.89	11.03
2002	-16.99	-22.10	5.11
2003	25.38	28.68	-3.30
2004	14.99	10.88	4.11
2005	-2.42	4.91	-7.33
2006	22.53	15.79	6.74
2007	-8.54	5.49	-14.03
2008	-38.06	-37.00	-1.06
2009	31.30	26.46	4.84
2010	27.49	15.06	12.43
2011	2.19	2.11	0.08
2012	17.92	16.00	1.92
2013	30.87	32.39	-1.52
Since Inception:
Cumulative
Return	4,021.52	2,333.97	1,687.55
Avg. Annual
Return	12.92	10.99	1.93

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent prospectus are 1.19% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_performance/fund_performance.fs.

See page 4 for additional performance disclosures. See page 54 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

weitzinvestments.com 13

PARTNERS VALUE FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Valeant Pharmaceuticals International, Inc.	4.9%
Liberty Global plc - Series C	4.1
Berkshire Hathaway, Inc. - CL B	3.9
DIRECTV	3.8
Iconix Brand Group, Inc.	3.7
Liberty Interactive Corp. - Series A	3.4
FLIR Systems, Inc.	3.3
Redwood Trust, Inc.	3.2
Wells Fargo & Co.	3.1
Google, Inc. - CL A	3.0
% of Net Assets	36.4%

Industry Sectors
Consumer Discretionary	24.8%
Information Technology	15.6
Financials	12.7
Health Care	9.7
Energy	5.4
Materials	1.9
Industrials	1.1
Cash Equivalents/Other	28.8
Net Assets	100.0%

Top Performers for Quarter Ended December 31, 2013
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
Interval Leisure Group, Inc.	31.3%	2.6%	0.76%
Liberty Interactive Corp. - Series A	25.1	3.2	0.74
Google, Inc. - CL A	27.9	2.9	0.72
Iconix Brand Group, Inc.	19.5	3.7	0.68
Valeant Pharmaceuticals International, Inc.	12.5	4.8	0.62

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.

Source: FactSet Portfolio Analytics

Bottom Performers for Quarter Ended December 31, 2013
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
Laboratory Corp. of America Holdings	(7.8)%	2.1%	(0.15)%
FLIR Systems, Inc.	(3.8)	3.3	(0.15)
Redwood Trust, Inc.	(0.1)	3.2	(0.04)
Target Corp.	(0.5)	2.1	(0.01)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.

Source: FactSet Portfolio Analytics

14 Weitz Funds

PARTNERS VALUE FUND
SCHEDULE OF INVESTMENTS • DECEMBER 31, 2013 • (UNAUDITED)

COMMON STOCKS — 71.2%	Shares	Value
Consumer Discretionary — 24.8%
Cable & Satellite — 7.9%
Liberty Global plc - Series C*	500,000	$42,160,000
DIRECTV*	575,000	39,726,750
		81,886,750
Internet & Catalog Retail — 4.3%
Liberty Interactive Corp. - Series A*	1,200,000	35,220,000
Liberty Ventures - Series A*	80,000	9,807,200
		45,027,200
Textiles, Apparel & Luxury Goods — 3.7%
Iconix Brand Group, Inc.*	970,000	38,509,000
Hotels, Restaurants & Leisure — 3.0%
Interval Leisure Group, Inc.	1,000,000	30,900,000
Broadcasting — 2.8%
Liberty Media Corp. - Series A*	200,000	29,290,000
Multiline Retail — 2.0%
Target Corp.	325,000	20,562,750
Movies & Entertainment — 1.1%
Live Nation Entertainment, Inc.*	600,000	11,856,000
		258,031,700
Information Technology — 15.6%
Internet Software & Services — 4.4%
Google, Inc. - CL A*	28,000	31,379,880
XO Group, Inc.*	975,000	14,488,500
		45,868,380
Software — 3.6%
Microsoft Corp.	575,000	21,522,250
Oracle Corp.	425,000	16,260,500
		37,782,750
Electronic Equipment & Instruments — 3.3%
FLIR Systems, Inc.	1,150,000	34,615,000
Semiconductors — 3.0%
Texas Instruments, Inc.	700,000	30,737,000
IT Services — 1.3%
Fidelity National Information Services, Inc.	250,000	13,420,000
		162,423,130
Financials — 12.7%
Property & Casualty Insurance — 3.9%
Berkshire Hathaway, Inc. - CL B*	340,000	40,310,400
Mortgage REITs — 3.2%
Redwood Trust, Inc.	1,700,000	32,929,000
Commercial Banks — 3.1%
Wells Fargo & Co.	700,000	31,780,000
Insurance Brokers — 2.5%
Aon plc - CL A	310,000	26,005,900
		131,025,300
Health Care — 9.7%
Pharmaceuticals — 4.9%
Valeant Pharmaceuticals International, Inc.*	430,000	50,482,000
Health Care Services — 4.8%
Express Scripts Holding Co.*	425,000	29,852,000
Laboratory Corp. of America Holdings*	225,000	20,558,250
		50,410,250
		100,892,250

	Principal
	amount
	or shares	Value
Energy — 5.4%
Oil & Gas Exploration & Production — 5.4%
Apache Corp.	300,000	$25,782,000
Southwestern Energy Co.*	400,000	15,732,000
Range Resources Corp.	175,000	14,754,250
		56,268,250
Materials — 1.9%
Construction Materials — 1.9%
Martin Marietta Materials, Inc.	203,041	20,291,918
Industrials — 1.1%
Aerospace & Defense — 1.1%
TransDigm Group, Inc.	70,000	11,271,400
Total Common Stocks
(Cost $434,921,946)		740,203,948
CASH EQUIVALENTS — 28.7%
U.S. Treasury Bills — 25.0%
U.S. Treasury Bills, 0.03% to 0.09%,
1/09/14 to 5/22/14(a)	$260,000,000	259,977,985
Money Market Funds — 3.7%
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(b)	38,405,422	38,405,422
Total Cash Equivalents
(Cost $298,373,308)		298,383,407
Total Investments in Securities
(Cost $733,295,254)		1,038,587,355
Other Assets Less Other Liabilities — 0.1%		1,184,332
Net Assets — 100.0%		$1,039,771,687
Net Asset Value Per Share		$32.47

*	Non-income producing
(a)	Interest rates presented represent the yield to maturity at the date of purchase.
(b)	Rate presented represents the annualized 7-day yield at December 31, 2013.

weitzinvestments.com 15

PARTNERS III OPPORTUNITY FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Wallace R. Weitz, CFA

The Partners III Opportunity Fund’s Institutional Class returned +6.2% in the fourth calendar quarter, compared to +10.5% for the S&P 500 and +10.1% for the Russell 3000. For the calendar year, the Fund returned +32.8% compared to +32.4% for the S&P 500 and +33.6% for the Russell 3000. It was a very good year, with stocks enjoying exceptional gains. The Fund’s absolute returns were terrific, and the relative results were solid as well.

Our consumer discretionary holdings fueled the Fund’s fourth quarter gains. Liberty Interactive Corp. (+25%) announced plans to create a tracking stock for its ecommerce assets and posted solid quarterly earnings at QVC U.S. Liberty Ventures (+39%) surged due to an improved operating report from core investment Expedia and enthusiasm over the pending spinout of Liberty TripAdvisor Holdings. Both Iconix Brand Group (+20%) and DIRECTV (+16%) enhanced per share value growth by repurchasing stock at attractive prices. The Fund’s short positions in broad-based stock ETF’s detracted from results, as expected in a uniformly rising market. Our cautious portfolio positioning due to higher valuation levels also muted the Fund’s quarterly returns.

Valeant Pharmaceuticals was by far the largest contributor to full year results. Valeant (+96%) nearly doubled as the company acquired Bausch + Lomb (eye health), integrated Medicis (dermatology) and reported organic growth across its expanded platform. The Fund’s large consumer discretionary weighting also buoyed results, as the sector was the market’s top performer for the year. Standout contributors included Live Nation (+112%), Iconix (+78%), Liberty Global (+44%) and Cumulus Media (+190%). Security selection drove strong performance from the technology sector. The Fund no longer owns Hewlett-Packard or Dell, but both posted healthy gains from very depressed levels early in the year. Texas Instruments (+46%), Google (+58%) and Microsoft (+44%) also delivered returns well above the tech sector average. The Fund’s short positions were a moderate yet manageable drag on full year results.

We bought five new stocks during the quarter. Oracle is the world’s largest enterprise software company. Oracle continues to sell more software licenses, increase its installed base, and drive recurring revenue through attached support agreements. The high margin support business generates tremendous free cash flow, and capital allocation remains shareholder friendly.

The company has been reinvesting in productive R&D, acquiring complementary businesses and shrinking the share count at attractive prices. We think Oracle is well positioned for the future with a strong cloud offering and entrenched advantages in database scalability and reliability.

Endo Health Solutions is a specialty pharmaceutical and device company seeking to consolidate niche drug categories in attractive markets where it can use scale to eliminate costs and ramp distribution. The company’s durable assets include its urology platform, pain franchise and controlled substance generics business. Endo’s proposed acquisition of Paladin Laboratories will accelerate its strategy by creating an Irish domiciled company with a more attractive tax structure. We expect CEO Rajiv De Silva and his team to compound business value at a healthy clip over the next several years. We also initiated smaller positions in Express Scripts (pharmacy benefit management), Avon Products (beauty products) and The ADT Corporation (home alarm monitoring). We would own more of each company at the right price.

During the quarter we closed out the Fund’s short position in the Russell 2000 Value ETF, replacing it with additional short exposure to the Russell Midcap ETF to better balance our short positions across the market cap spectrum. We reduced our Aon plc position materially as the shares continued to gain momentum. We also trimmed Live Nation as the stock rallied, and exited our small holdings of FTI Consulting at a gain.

We often describe Partners III as a long-biased equity fund with additional tools. We reduced our long stock exposure from nearly 100% a year ago to 73% today in response to rising valuation levels. This long exposure is near the low end of our historical range, as stock prices simply increased much faster than our business value estimates throughout the year. With compelling bargains scarce, we own far fewer outsized positions than normal in the Fund. We would gladly increase our holdings of most portfolio companies at lower prices and welcome additional stock price volatility in the coming year.

Partners III Opportunity has the broadest toolkit of our equity funds. The Fund invests in companies of all sizes and typically maintains short positions. Partners III is approximately 58% “net long” at year end, up slightly from September. Our long positions are 73% of net assets, while our effective short positions represent 15% of net assets. The Fund’s shorts include small, mid and large-cap stock ETF’s.

New and Eliminated Securities for Quarter Ended December 31, 2013
New ($mil)		Eliminations ($mil)
Oracle	$18.6	Ishares Russell 2000 Value Fund (short)	$12.5
Endo Health Solutions	11.1	FTI Consulting	1.0
Express Scripts	8.8
Avon Products	5.2
ADT	4.0

16 Weitz Funds

PARTNERS III OPPORTUNITY FUND
PERFORMANCE • (UNAUDITED)

	Total Returns		Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year	30 Year
Partners III –
Institutional Class	6.15%	32.81%	16.54%	24.50%	9.57%	10.80%	12.88%	13.47%	13.64%
S&P 500	10.51	32.39	16.18	17.94	7.40	4.68	9.22	10.25	11.08
Russell 3000	10.10	33.55	16.24	18.71	7.88	5.32	9.32	10.39	10.97
Russell 3000 Value	9.95	32.69	15.93	16.75	7.66	6.48	9.74	10.60	11.50

Growth of $10,000 Since Inception
This chart depicts the change in the value of a $10,000 investment in Partners III – Institutional Class for the period June 1, 1983 through December 31, 2013, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

	Partners III	S&P 500	Relative
Year	(1)	(2)	Results (1)-(2)
1983 (6/1/83)	8.60%	4.15%	4.45%
1984	11.20	6.10	5.10
1985	38.55	31.60	6.95
1986	8.45	18.60	-10.15
1987	-1.38	5.10	-6.48
1988	19.48	16.61	2.87
1989	19.36	31.69	-12.33
1990	-5.47	-3.10	-2.37
1991	23.19	30.47	-7.28
1992	13.53	7.62	5.91
1993	32.29	10.08	22.21
1994	-11.13	1.32	-12.45
1995	43.33	37.58	5.75
1996	25.02	22.96	2.06
1997	37.07	33.36	3.71
1998	10.88	28.58	-17.70
1999	10.56	21.04	-10.48
2000	32.40	-9.10	41.50
2001	6.63	-11.89	18.52
2002	-16.12	-22.10	5.98
2003	42.64	28.68	13.96
2004	22.11	10.88	11.23
2005	-0.69	4.91	-5.60
2006	20.39	15.79	4.60
2007	-12.86	5.49	-18.35
2008	-34.45	-37.00	2.55
2009	42.05	26.46	15.59
2010	33.03	15.06	17.97
2011	5.56	2.11	3.45
2012	12.91	16.00	-3.09
2013	32.81	32.39	0.42
Since Inception:
Cumulative
Return	4,933.23	2,333.97	2,599.26
Avg. Annual
Return	13.66	10.99	2.67

These performance numbers reflect the deduction of the Fund’s Institutional Class annual operating expenses which as stated in its most recent prospectus are 1.60% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_performance/fund_performance.fs.

See page 4 for additional performance disclosures. See page 54 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

weitzinvestments.com 17

PARTNERS III OPPORTUNITY FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Valeant Pharmaceuticals International, Inc.	6.9%
DIRECTV	4.4
Wells Fargo & Co.	3.7
Redwood Trust, Inc.	3.5
Liberty Global plc - Series C	3.4
Liberty Media Corp. - Series A	3.3
Iconix Brand Group, Inc.	3.2
Berkshire Hathaway, Inc. - CL B	3.2
TransDigm Group, Inc.	3.2
Texas Instruments, Inc.	3.0
% of Net Assets	37.8%

Industry Sectors
Consumer Discretionary	27.1%
Financials	11.9
Health Care	11.4
Information Technology	10.6
Energy	5.4
Industrials	3.9
Materials	2.3
Consumer Staples	0.5
Exchange Traded Funds	1.5
Securities Sold Short	(9.0)
Short Proceeds/Other	34.4
Net Assets	100.0%

Top Performers for Quarter Ended December 31, 2013
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
Valeant Pharmaceuticals International, Inc.	12.5%	6.9%	0.85%
Liberty Interactive Corp. - Series A	25.1	2.9	0.66
DIRECTV	15.6	4.2	0.63
Liberty Ventures - Series A	39.0	1.8	0.60
Iconix Brand Group, Inc.	19.5	3.2	0.58

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.

Source: FactSet Portfolio Analytics

Bottom Performers for Quarter Ended December 31, 2013
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
Ishares Russell 2000 Fund (short)	8.6%	(3.4)%	(0.29)%
SPDR S&P 500 ETF Trust (short)	10.5	(2.6)	(0.27)
Ishares Russell Midcap Fund (short)	8.3	(2.5)	(0.21)
Laboratory Corp. of America Holdings	(7.8)	2.5	(0.19)
FLIR Systems, Inc.	(3.8)	1.6	(0.08)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.

Source: FactSet Portfolio Analytics

18 Weitz Funds

PARTNERS III OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS • DECEMBER 31, 2013 • (UNAUDITED)

COMMON STOCKS — 73.1%	Shares	Value
Consumer Discretionary — 27.1%
Cable & Satellite — 7.8%
DIRECTV*	700,000	$48,363,000
Liberty Global plc - Series C* (b)	450,000	37,944,000
		86,307,000
Internet & Catalog Retail — 4.9%
Liberty Interactive Corp. - Series A* (b)	1,100,000	32,285,000
Liberty Ventures - Series A* (b)	180,000	22,066,200
		54,351,200
Broadcasting — 4.8%
Liberty Media Corp. - Series A* (b)	250,000	36,612,500
Cumulus Media, Inc. - CL A*	2,100,000	16,233,000
		52,845,500
Textiles, Apparel & Luxury Goods — 3.2%
Iconix Brand Group, Inc.*	900,000	35,730,000
Movies & Entertainment — 2.5%
Live Nation Entertainment, Inc.*	1,400,000	27,664,000
Hotels, Restaurants & Leisure — 2.2%
Interval Leisure Group, Inc.	775,000	23,947,500
Advertising — 1.7%
National CineMedia, Inc.	940,000	18,762,400
		299,607,600
Financials — 11.9%
Commercial Banks — 3.7%
Wells Fargo & Co.(b)	900,000	40,860,000
Mortgage REITs — 3.5%
Redwood Trust, Inc.(b)	2,001,200	38,763,244
Property & Casualty Insurance — 3.2%
Berkshire Hathaway, Inc. - CL B* (b)	300,000	35,568,000
Insurance Brokers — 1.5%
Aon plc - CL A(b)	200,000	16,778,000
		131,969,244
Health Care — 11.4%
Pharmaceuticals — 7.9%
Valeant Pharmaceuticals International, Inc.* (b)	650,000	76,310,000
Endo Health Solutions Inc.*	170,000	11,468,200
		87,778,200
Health Care Services — 3.5%
Laboratory Corp. of America Holdings* (b)	320,000	29,238,400
Express Scripts Holding Co.*	140,000	9,833,600
		39,072,000
		126,850,200
Information Technology — 10.6%
Software — 3.2%
Oracle Corp.	550,000	21,043,000
Microsoft Corp.	380,000	14,223,400
		35,266,400
Semiconductors — 3.0%
Texas Instruments, Inc.	750,000	32,932,500
Internet Software & Services — 2.0%
Google, Inc. - CL A* (b)	10,000	11,207,100
XO Group, Inc.*	730,000	10,847,800
		22,054,900

	Shares	Value
Electronic Equipment & Instruments — 1.5%
FLIR Systems, Inc.	570,000	$17,157,000
IT Services — 0.9%
CACI International, Inc. - CL A*	130,000	9,518,600
		116,929,400
Energy — 5.4%
Oil & Gas Exploration & Production — 4.9%
Apache Corp.(b)	300,000	25,782,000
Range Resources Corp.(b)	240,000	20,234,400
Southwestern Energy Co.*	200,000	7,866,000
		53,882,400
Oil & Gas Refining & Marketing — 0.5%
World Fuel Services Corp.	130,000	5,610,800
		59,493,200
Industrials — 3.9%
Aerospace & Defense — 3.2%
TransDigm Group, Inc.(b)	220,000	35,424,400
Commercial Services & Supplies — 0.4%
The ADT Corp.	100,000	4,047,000
Machinery — 0.3%
Intelligent Systems Corp.* # †	2,270,000	3,677,400
		43,148,800
Materials — 2.3%
Construction Materials — 2.3%
Martin Marietta Materials, Inc.(b)	260,000	25,984,400
Consumer Staples — 0.5%
Personal Products — 0.5%
Avon Products, Inc.	300,000	5,166,000
Total Common Stocks
(Cost $479,891,081)		809,148,844
EXCHANGE TRADED FUNDS — 1.5%
ProShares Short 20+ Year Treasury Fund*
(Cost $15,848,839)	500,000	16,455,000

	Expiration	Shares
PUT	date/	subject
OPTIONS* — 0.0%	Strike price	to option
Put Options
Ishares Russell
Midcap Fund	Feb. 2014 / $140	100,000	62,500
Ishares Russell
Midcap Fund	Feb. 2014 / $146	50,000	75,000
S&P 500 Index	Jan. 2014 / $1,650	10,000	9,500
S&P 500 Index	March 2014 / $1,800	10,000	269,000
Total Put Options
(premiums paid $1,878,714)			416,000

weitzinvestments.com 19

PARTNERS III OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS • (CONTINUED)

CASH EQUIVALENTS — 26.6%	Shares	Value
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(a)
(Cost $294,183,302)	294,183,302	$294,183,302
Total Investments in Securities
(Cost $791,801,936)		1,120,203,146
Due From Broker(b) — 8.4%		93,189,252
Securities Sold Short — (8.3%)		(91,596,100)
Options Written — (0.7%)		(7,963,500)
Other Liabilities in Excess of Other Assets — (0.6%)		(7,072,522)
Net Assets — 100.0%		$1,106,760,276
Net Asset Value Per Share - Institutional Class		$16.35
Net Asset Value Per Share - Investor Class		$16.23
SECURITIES SOLD SHORT — (8.3%)
Ishares Russell 2000 Fund	320,000	(36,899,200)
Ishares Russell Midcap Fund	180,000	(26,996,400)
SPDR S&P 500 ETF Trust	150,000	(27,700,500)
Total Securities Sold Short
(proceeds $62,157,774)		(91,596,100)

	Expiration	Shares
	date/	subject
OPTIONS WRITTEN*	Strike price	to option	Value
Covered Call Options
Google, Inc. - CL A	March 2014 / $1,115	10,000	$(476,000)
Valeant Pharmaceuticals
International, Inc.	April 2014 / $105	200,000	(3,400,000)
			(3,876,000)
Uncovered Call Options
Ishares Russell
Midcap Fund	Feb. 2014 / $140	100,000	(1,060,000)
Ishares Russell
Midcap Fund	Feb. 2014 / $146	50,000	(275,000)
S&P 500 Index	Jan. 2014 / $1,650	10,000	(2,021,500)
S&P 500 Index	March 2014 / $1,800	10,000	(731,000)
			(4,087,500)

Total Options Written
(premiums received $4,974,430)			$(7,963,500)

*	Non-income producing
†	Controlled affiliate
#	Illiquid and/or restricted security that has been fair valued.
(a)	Rate presented represents the annualized 7-day yield at December 31, 2013.
(b)	Fully or partially pledged as collateral on securities sold short and outstanding written options.

20 Weitz Funds

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weitzinvestments.com 21

RESEARCH FUND
PORTFOLIO MANAGERS’ DISCUSSION & ANALYSIS

Co-Portfolio Managers:
Jonathan A. Baker, CFA; Barton B. Hooper, CFA; David A. Perkins, CFA; & Andrew S. Weitz

The Research Fund returned +10.7% in the fourth calendar quarter, compared to +10.5% for the S&P 500, +10.1% for the Russell 3000 and +10.0% for the Russell 3000 Value. For the full calendar year, the Fund returned +39.0%, compared to +32.4% for the S&P 500, +33.6% for the Russell 3000 and +32.7% for the Russell 3000 Value.

The Fund’s consumer and technology holdings carried the quarter, just as they have the year. Last period’s laggards Outerwall (+35%) and Hewlett-Packard (+34%) combined with Interval Leisure (+31%) and Google (+28%) to put a bow on the final quarter of an exceptional year of returns for the Fund and U.S. equities alike. Liberty Interactive’s (+21% since initial purchase) reintroduction to the portfolio early in the quarter was met with near-immediate results, as investors cheered management’s plans to highlight the value of its global shopping network, QVC. We welcomed the opportunity to reacquire this uniquely advantaged retail model: offering excellent financial characteristics, global scale, a wonderful brand and, sitting in the Chairman’s seat, one of the best capital allocators available to public investors.

While reprising the Liberty investment has already proved rewarding, the Fund’s only other new addition for the quarter has, to date, not. Liquidity Services’ (-14% since initial purchase) online auctions match buyers with sellers of everything from retail returns to used capital assets to government agencies’ surplus goods. We believe Liquidity can continue to take share of this fragmented, still mostly “off-line” industry. The company is currently engaged in a competitive process to renew the contracts of its largest supplier, the U.S. Department of Defense, and the heightened uncertainty around the renewal has likely reduced the share price. We believe Liquidity’s multi-year track record of success, serving this highly sensitive customer, positions them well to win these contracts and retain the business.

The shares of other newer “vintage” portfolio holdings Brown & Brown (-2%) and Avon Products (-16%) have, like Liquidity’s, declined from the Fund’s initial purchase prices. We subsequently added to the Fund’s holdings of all three of these recent detractors. Whereas these flagging shares have invited further investment, the share prices of holdings such as Outerwall, Aon and FTI Consulting have accelerated toward our notions of fair value, and we trimmed the Fund’s positions in each accordingly.

Digital marketing agency Sapient was the only portfolio position we exited completely. The Fund’s ownership experience with Sapient was certainly a rewarding one, and it remains a business we would happily revisit at a renewed discount to our estimate of value.

Purchase activity across the portfolio exceeded the combined contribution from cash sources. As a result, residual cash balances declined from 22% of Fund net assets at the end of the prior quarter to 21% at the calendar year end.

Research is a focused, multi-cap equity fund that invests in companies of all sizes. The Fund is managed in a “sleeve” format, with each co-manager responsible for all decisions related to their portion of the portfolio’s assets. In addition to the unique portfolio management structure, the Fund has several characteristics that may further distinguish it from our other equity funds, including potentially higher levels of concentration, position sizes and turnover.

New and Eliminated Securities for Quarter Ended December 31, 2013
New ($000’s)		Eliminations ($000’s)
Liberty Interactive	$1,029	Sapient	$333
Liquidity Services	391

22 Weitz Funds

RESEARCH FUND
PERFORMANCE • (UNAUDITED)

	Total Returns		Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	Since Inception
Research	10.75%	39.03%	15.26%	22.59%	8.87%
S&P 500	10.51	32.39	16.18	17.94	7.48
Russell 3000	10.10	33.55	16.24	18.71	7.94
Russell 3000 Value	9.95	32.69	15.93	16.75	6.91

Growth of $10,000 Since Inception
This chart depicts the change in the value of a $10,000 investment in the Research Fund for the period April 1, 2005 through December 31, 2013, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

	Research	S&P 500	Relative
Year	(1)	(2)	Results (1)-(2)
2005 (4/1/05)	4.01%	7.22%	-3.21%
2006	21.83	15.79	6.04
2007	-13.41	5.49	-18.90
2008	-30.72	-37.00	6.28
2009	38.84	26.46	12.38
2010	30.32	15.06	15.26
2011	4.16	2.11	2.05
2012	5.74	16.00	-10.26
2013	39.03	32.39	6.64
Since Inception:
Cumulative
Return	110.57	88.17	22.40
Avg. Annual
Return	8.87	7.48	1.39

Starting January 1, 2011, these performance numbers reflect the deduction of the Fund’s actual operating expenses. For periods of time prior to January 1, 2011, the performance numbers reflect the deduction of annual pro forma operating expenses of 1.50%. Annual operating expenses for the Fund as stated in its most recent prospectus are 1.74% (gross) and 0.94% (net) of the Fund’s net assets. The investment adviser has agreed, in writing, to limit the total annual fund operating expenses (excluding taxes, interest, brokerage commissions, and acquired fund fees and expenses) to 0.90% of the Fund’s average daily net assets through July 31, 2014. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_performance/fund_performance.fs.

See page 4 for additional performance disclosures. See page 54 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

weitzinvestments.com 23

RESEARCH FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Outerwall, Inc.	6.1%
Liberty Interactive Corp. - Series A	5.3
Valeant Pharmaceuticals International, Inc.	4.7
Microsoft Corp.	4.1
FLIR Systems, Inc.	4.1
DIRECTV	3.6
Berkshire Hathaway, Inc. - CL B	3.5
FTI Consulting, Inc.	3.5
Hewlett-Packard Co.	3.4
Apache Corp.	3.3
% of Net Assets	41.6%

Industry Sectors
Information Technology	28.4%
Consumer Discretionary	24.9
Financials	7.7
Health Care	6.0
Industrials	5.2
Energy	5.1
Consumer Staples	2.1
Cash Equivalents/Other	20.6
Net Assets	100.0%

Top Performers for Quarter Ended December 31, 2013
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
Outerwall, Inc.	34.6%	7.1%	2.81%
Liberty Interactive Corp. - Series A	25.1	4.7	1.13
Hewlett-Packard Co.	34.1	3.2	0.96
Valeant Pharmaceuticals International, Inc.	12.5	4.6	0.61
Microsoft Corp.	13.2	4.4	0.58

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.

Source: FactSet Portfolio Analytics

Bottom Performers for Quarter Ended December 31, 2013
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
Avon Products, Inc.	(16.1)%	1.7%	(0.29)%
FLIR Systems, Inc.	(3.8)	4.2	(0.20)
Liquidity Services, Inc.	(32.4)	1.2	(0.19)
Brown & Brown, Inc.	(1.9)	2.0	(0.05)
Target Corp.	(0.5)	1.4	(0.01)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.

Source: FactSet Portfolio Analytics

24 Weitz Funds

RESEARCH FUND
SCHEDULE OF INVESTMENTS • DECEMBER 31, 2013 • (UNAUDITED)

COMMON STOCKS — 79.4%	Shares	Value
Information Technology — 28.4%
Software — 7.8%
Microsoft Corp.	26,415	$988,714
ACI Worldwide, Inc.*	7,000	455,000
Oracle Corp.	11,000	420,860
		1,864,574
Internet Software & Services — 5.6%
XO Group, Inc.*	45,803	680,633
Liquidity Services, Inc.*	15,000	339,900
Google, Inc. - CL A*	300	336,213
		1,356,746
Computers & Peripherals — 5.3%
Hewlett-Packard Co.	29,530	826,249
Apple Inc.	800	448,888
		1,275,137
Electronic Equipment & Instruments — 4.1%
FLIR Systems, Inc.	32,650	982,765
IT Services — 4.1%
Fidelity National Information Services, Inc.	7,200	386,496
CACI International, Inc. - CL A*	4,400	322,168
Accenture plc - CL A	3,300	271,326
		979,990
Semiconductors — 1.5%
Texas Instruments, Inc.	8,000	351,280
		6,810,492
Consumer Discretionary — 24.9%
Specialized Consumer Services — 6.1%
Outerwall, Inc.*	21,804	1,466,755
Internet & Catalog Retail — 5.3%
Liberty Interactive Corp. - Series A*	43,050	1,263,518
Cable & Satellite — 3.6%
DIRECTV*	12,570	868,461
Education Services — 2.4%
ITT Educational Services, Inc.*	17,360	582,949
Textiles, Apparel & Luxury Goods — 1.7%
Iconix Brand Group, Inc.*	10,000	397,000
Hotels, Restaurants & Leisure — 1.6%
Interval Leisure Group, Inc.	11,966	369,749
Movies & Entertainment — 1.5%
The Walt Disney Co.	4,800	366,720
Advertising — 1.4%
National CineMedia, Inc.	17,000	339,320
Multiline Retail — 1.3%
Target Corp.	5,000	316,350
		5,970,822
Financials — 7.7%
Insurance Brokers — 4.2%
Brown & Brown, Inc.	21,718	681,728
Aon plc - CL A	3,930	329,688
		1,011,416
Property & Casualty Insurance — 3.5%
Berkshire Hathaway, Inc. - CL B*	7,111	843,080
		1,854,496

	Shares	Value
Health Care — 6.0%
Pharmaceuticals — 4.7%
Valeant Pharmaceuticals International, Inc.*	9,585	$1,125,279
Health Care Services — 1.3%
Express Scripts Holding Co.*	4,500	316,080
		1,441,359
Industrials — 5.2%
Research & Consulting Services — 3.5%
FTI Consulting, Inc.*	20,266	833,743
Aerospace & Defense — 1.7%
TransDigm Group, Inc.	2,500	402,550
		1,236,293
Energy — 5.1%
Oil & Gas Exploration & Production — 3.3%
Apache Corp.	9,176	788,585
Oil & Gas Refining & Marketing — 1.8%
World Fuel Services Corp.	10,000	431,600
		1,220,185
Consumer Staples — 2.1%
Personal Products — 2.1%
Avon Products, Inc.	30,000	516,600
Total Common Stocks
(Cost $13,281,856)		19,050,247
CASH EQUIVALENTS — 21.2%
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(a)
(Cost $5,075,820)	5,075,820	5,075,820
Total Investments in Securities
(Cost $18,357,676)		24,126,067
Other Liabilities in Excess of Other Assets — (0.6%)		(137,058)
Net Assets — 100.0%		$23,989,009
Net Asset Value Per Share		$12.90

*	Non-income producing
(a)	Rate presented represents the annualized 7-day yield at December 31, 2013.

weitzinvestments.com 25

HICKORY FUND
PORTFOLIO MANAGERS’ DISCUSSION & ANALYSIS

Co-Portfolio Managers:
Wallace R. Weitz, CFA & Andrew S. Weitz

The Hickory Fund posted strong gains in the fourth quarter and calendar year. The Fund returned +6.7% in the quarter, compared with +8.7% for the Russell 2500. For the calendar year, the Fund returned +27.8% while the Russell 2500 rose 36.8%. We are pleased with this level of absolute performance, particularly given the defensive positioning of the Fund. Although the Fund’s residual cash position (30.8%) created a headwind relative to the benchmark’s stronger 2013 results, we believe we are well positioned to capitalize on new opportunities as they arise in 2014.

Our consumer-oriented businesses again led the way this quarter, including top contributors Cumulus Media (+46%), Interval Leisure (+31%), Liberty Interactive (+25%) and Iconix Brand Group (+20%) all finishing a strong year on a high note. We sold our remaining holdings of strong contributor Outerwall as shares more than recovered from the steep declines suffered in the third quarter. Outerwall has been a successful investment, despite being a volatile stock, and at the right valuation we would gladly be shareholders again.

Lab Corp (-8%) was the Fund’s largest detractor in the quarter. Shares fell as the company forecast 2014 earnings below Wall Street’s expectations. Testing volumes have remained below what the company needs to offset annual cost increases. This, combined with additional changes in Medicare reimbursement, creates margin headwinds for all industry participants. Many smaller players lack the scale and efficiency to adapt to these changes. As smaller operators close or are consolidated, we believe Lab Corp will benefit given its scale and position as an industry leader. The Fund’s remaining detractors in the quarter consist of one new holding (Liquidity Services described below) and a collection of others that experienced minor price declines in an otherwise strong equity market.

Portfolio activity picked up in the fourth quarter as the Fund initiated four new positions and exited three investments. Endo Health Solutions is a specialty pharmaceutical and device company seeking to consolidate niche drug categories in attractive markets (e.g. emerging markets or cash pay) where it can use its scale to eliminate costs and quickly ramp distribution. Endo’s proposed acquisition of Paladin Laboratories will accelerate its strategy by creating an Irish domiciled company with a more attractive tax structure. CEO Rajiv de Silva has an impressive resume, including his tenure as President and COO of Valeant Pharmaceuticals (another Weitz holding) and we believe he knows this playbook very well.

Liquidity Services operates online auctions of returned and surplus retail goods, as well as used capital assets and equipment for retail and manufacturing companies, and surplus and scrap materials for state, local and federal government agencies. We believe the company can continue to take share of a highly fragmented industry that has remained largely “off-line.” Lately, shares have been pressured as the company is engaged in a competitive process to renew its contracts with its largest supplier, the U.S. Department of Defense. We added to our initial position as its shares declined. We believe Liquidity’s multi-year track record of success, serving this highly sensitive customer, positions them well to win the contracts and retain the business.

Avon Products returned to the portfolio in the fourth quarter. Since the sale of our holdings, progress on Avon’s turnaround has continued, though the pace has disappointed investors. We continue to believe that CEO Sheri McCoy has the skill required to execute a turnaround and is building a strong and deep executive team. Avon’s investigation and potential settlements regarding non-compliance with the Foreign Corrupt Practices Act remains an ongoing issue and reared its head again in the fourth quarter. With the investigations and reviews substantially complete, Avon, the SEC and the Department of Justice are now negotiating potential penalties that, at their most extreme, could have a materially adverse impact on Avon. We think this “worst case scenario” is unlikely, but the market has been less forgiving. At the current, lower share price we believe this risk is more than adequately incorporated, offering investors the chance to purchase shares at a discount to potential business value.

Lastly, the Fund initiated a position in The ADT Corporation, the leader in home alarm monitoring. The investment thesis for ADT is presented in greater detail in this quarter’s Analyst Corner. Residual cash holdings declined in the quarter to 30.8% from 33.1% as net impact of the above purchases were greater than the sales of our successful investments in Outerwall, Aon and Omnicare as they approached our business values.

The Hickory Fund invests in our firm’s best smaller company ideas. The Fund’s weighted average market cap is approximately $6.2 billion, reflecting Hickory’s diverse mix of mid-cap and small-cap stocks. The Fund remains relatively concentrated, with the ten largest positions accounting for 33% of net assets.

New and Eliminated Securities for Quarter Ended December 31, 2013
New ($mil)		Eliminations ($mil)
ADT	$11.0	Outerwall	$16.3
Liquidity Services	8.5	Aon	7.7
Avon Products	7.0	Omnicare	6.3
Endo Health Solutions	6.6

26 Weitz Funds

HICKORY FUND
PERFORMANCE • (UNAUDITED)

	Total Returns		Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year
Hickory	6.71%	27.83%	15.59%	23.93%	8.35%	6.34%	10.46%
Russell 2500	8.66	36.80	16.28	21.77	9.81	9.67	10.77
Russell 2500 Value	8.83	33.32	15.38	19.61	9.29	10.16	11.44
S&P 500	10.51	32.39	16.18	17.94	7.40	4.68	9.22

Growth of $10,000
Effective June 30, 2008, the Hickory Fund adopted its current principal investment strategy of investing the majority of its assets in smaller and medium sized companies, those with a market capitalization of less than $10 billion at the time of purchase. Prior to July 1, 2008, the Fund’s primary benchmark was the S&P 500.

This chart depicts the change in the value of a $10,000 investment in the Hickory Fund for the period July 1, 2008 through December 31, 2013, as compared with the growth of the Russell 2500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

	Hickory	Russell	Relative
Year	(1)	2500 (2)	Results (1)-(2)
2008 (7/1/08)	-28.92%	-31.21%	2.29%
2009	36.54	34.39	2.15
2010	38.66	26.71	11.95
2011	1.53	-2.51	4.04
2012	18.98	17.88	1.10
2013	27.83	36.80	-8.97
Since 7/1/08:
Cumulative
Return	107.83	84.15	23.68
Avg. Annual
Return	14.21	11.73	2.48

	Hickory	S&P 500	Relative
Year	(1)	(2)	Results (1)-(2)
1993 (4/1/93)	20.27%	5.45%	14.82%
1994	-17.29	1.32	-18.61
1995	40.48	37.58	2.90
1996	35.33	22.96	12.37
1997	39.17	33.36	5.81
1998	33.01	28.58	4.43
1999	36.67	21.04	15.63
2000	-17.24	-9.10	-8.14
2001	-4.65	-11.89	7.24
2002	-29.31	-22.10	-7.21
2003	47.95	28.68	19.27
2004	22.61	10.88	11.73
2005	-0.22	4.91	-5.13
2006	22.80	15.79	7.01
2007	-13.12	5.49	-18.61
2008	-41.59	-37.00	-4.59
2009	36.54	26.46	10.08
2010	38.66	15.06	23.60
2011	1.53	2.11	-0.58
2012	18.98	16.00	2.98
2013	27.83	32.39	-4.56
Since Inception:
Cumulative
Return	780.13	515.09	265.04
Avg. Annual
Return	11.04	9.14	1.90

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent prospectus are 1.26% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_performance/fund_performance.fs.

See page 4 for additional performance disclosures. See page 54 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

weitzinvestments.com 27

HICKORY FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Iconix Brand Group, Inc.	4.0%
TransDigm Group, Inc.	4.0
Interval Leisure Group, Inc.	3.5
Liberty Interactive Corp. - Series A	3.3
Laboratory Corp. of America Holdings	3.3
Redwood Trust, Inc.	3.2
FLIR Systems, Inc.	3.1
Martin Marietta Materials, Inc.	3.0
Liberty Media Corp. - Series A	2.9
Live Nation Entertainment, Inc.	2.9
% of Net Assets	33.2%

Industry Sectors
Consumer Discretionary	25.1%
Information Technology	12.5
Industrials	9.0
Financials	8.3
Health Care	4.6
Materials	4.2
Energy	2.8
Consumer Staples	2.2
Telecommunication Services	0.5
Cash Equivalents/Other	30.8
Net Assets	100.0%

Top Performers for Quarter Ended December 31, 2013
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
Interval Leisure Group, Inc.	31.3%	3.2%	0.93%
Outerwall, Inc.	34.6	0.8	0.80
Iconix Brand Group, Inc.	19.5	4.3	0.79
Liberty Interactive Corp. - Series A	25.1	3.2	0.73
Cumulus Media, Inc. - CL A	45.8	1.5	0.57

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.

Source: FactSet Portfolio Analytics

Bottom Performers for Quarter Ended December 31, 2013
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
Laboratory Corp. of America Holdings	(7.8)%	3.4%	(0.25)%
Liquidity Services, Inc.	(32.4)	1.0	(0.20)
FLIR Systems, Inc.	(3.8)	3.2	(0.15)
Brown & Brown, Inc.	(1.9)	2.5	(0.07)
Redwood Trust, Inc.	(0.1)	3.1	(0.03)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.

Source: FactSet Portfolio Analytics

28 Weitz Funds

HICKORY FUND
SCHEDULE OF INVESTMENTS • DECEMBER 31, 2013 • (UNAUDITED)

COMMON STOCKS — 69.2%	Shares	Value
Consumer Discretionary — 25.1%
Broadcasting — 4.6%
Liberty Media Corp. - Series A*	110,000	$16,109,500
Cumulus Media, Inc. - CL A*	1,200,000	9,276,000
		25,385,500
Internet & Catalog Retail — 4.6%
Liberty Interactive Corp. - Series A*	625,000	18,343,750
Liberty Ventures - Series A*	55,000	6,742,450
		25,086,200
Textiles, Apparel & Luxury Goods — 4.0%
Iconix Brand Group, Inc.*	550,000	21,835,000
Hotels, Restaurants & Leisure — 3.5%
Interval Leisure Group, Inc.	625,000	19,312,500
Movies & Entertainment — 2.9%
Live Nation Entertainment, Inc.*	800,000	15,808,000
Cable & Satellite — 2.8%
Liberty Global plc - Series C*	180,000	15,177,600
Advertising — 2.7%
National CineMedia, Inc.	750,000	14,970,000
		137,574,800
Information Technology — 12.5%
IT Services — 4.2%
CACI International, Inc. - CL A*	180,000	13,179,600
Sapient Corp.*	550,000	9,548,000
		22,727,600
Internet Software & Services — 3.5%
XO Group, Inc.*	800,000	11,888,000
Liquidity Services, Inc.*	325,000	7,364,500
		19,252,500
Electronic Equipment & Instruments — 3.1%
FLIR Systems, Inc.	570,000	17,157,000
Software — 1.7%
ACI Worldwide, Inc.*	143,944	9,356,360
		68,493,460
Industrials — 9.0%
Aerospace & Defense — 4.0%
TransDigm Group, Inc.	135,000	21,737,700
Commercial Services & Supplies — 2.9%
The ADT Corp.	275,000	11,129,250
Ascent Capital Group, Inc. - CL A*	60,000	5,133,600
		16,262,850
Research & Consulting Services — 2.1%
FTI Consulting, Inc.*	280,000	11,519,200
		49,519,750
Financials — 8.3%
Insurance Brokers — 3.3%
Brown & Brown, Inc.	440,000	13,811,600
Willis Group Holdings Ltd.	100,000	4,481,000
		18,292,600
Mortgage REITs — 3.2%
Redwood Trust, Inc.	900,000	17,433,000
Property & Casualty Insurance — 1.8%
CNA Financial Corp.	230,000	9,864,700
		45,590,300

	Principal
	amount
	or shares	Value
Health Care — 4.6%
Health Care Services — 3.3%
Laboratory Corp. of America Holdings*	200,000	$18,274,000
Pharmaceuticals — 1.3%
Endo Health Solutions Inc.*	100,000	6,746,000
		25,020,000
Materials — 4.2%
Construction Materials — 3.0%
Martin Marietta Materials, Inc.	165,000	16,490,100
Metals & Mining — 1.2%
Compass Minerals International, Inc.	80,000	6,404,000
		22,894,100
Energy — 2.8%
Oil & Gas Refining & Marketing — 2.8%
World Fuel Services Corp.	360,000	15,537,600
Consumer Staples — 2.2%
Personal Products — 2.2%
Avon Products, Inc.	400,000	6,888,000
Prestige Brands Holdings, Inc.*	150,000	5,370,000
		12,258,000
Telecommunication Services — 0.5%
Diversified Telecommunication Services — 0.5%
LICT Corp.* #	1,005	2,449,562
Total Common Stocks
(Cost $237,666,646)		379,337,572

CASH EQUIVALENTS — 30.9%
U.S. Treasury Bills — 23.7%
U.S. Treasury Bills, 0.03% to 0.09%,
1/09/14 to 5/22/14(a)	$130,000,000	129,989,060
Money Market Funds — 7.2%
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(b)	39,482,255	39,482,255
Total Cash Equivalents
(Cost $169,466,079)		169,471,315
Total Investments in Securities
(Cost $407,132,725)		548,808,887
Other Liabilities in Excess of Other Assets — (0.1%)		(773,062)
Net Assets — 100.0%		$548,035,825
Net Asset Value Per Share		$58.65

*	Non-income producing
#	Illiquid and/or restricted security that has been fair valued.
(a)	Interest rates presented represent the yield to maturity at the date of purchase.
(b)	Rate presented represents the annualized 7-day yield at December 31, 2013.

weitzinvestments.com 29

BALANCED FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Bradley P. Hinton, CFA

The Balanced Fund returned +4.0% in the fourth calendar quarter, compared to +6.2% for the Blended Index. For the calendar year, the Fund returned +15.5% compared to +18.1% for the Blended Index. We viewed 2013 as a respectable year for the Fund. Absolute returns were very good for a balanced investment approach, while relative returns were sub-optimal due to our cautious portfolio positioning. Stocks posted exceptional gains during the year, whereas bonds generally declined in value. We didn’t own enough of the former, though we also avoided trouble in the latter. Neither outstanding nor poor, the “respectable” label seems to fit.

Well-known brands Google (+28%), Walt Disney (+20%) and United Parcel Service (+16%) reported solid operating results and helped pace the Fund’s fourth quarter returns. We booked profits on leading contributor Outerwall after the volatile stock jumped more than 30% during the quarter. New holdings Liberty Interactive and Oracle also posted strong gains from their initial purchase prices. While most stocks rose, LabCorp (-8%) and FLIR Systems (-4%) detracted from results after providing disappointing outlooks. Both companies face industry headwinds, but we don’t think either setback derails our longer-term investment thesis.

Valeant Pharmaceuticals was by far the largest contributor to full year results. Valeant (+96%) nearly doubled as the company acquired Bausch + Lomb (eye health), integrated Medicis (dermatology) and reported organic growth across its expanded platform. FLIR Systems (+37%), Google (+58%) and Texas Instruments (+46%) led a long list of technology stocks that added to returns. Standouts in the consumer sector included Walt Disney (+55%), National CineMedia (+49%) and Omnicom (+53%). Financial companies Aon plc (+52%), Berkshire Hathaway (+32%) and Redwood Trust (+21%) also were significant contributors. As a sign of the times, no stocks detracted from calendar year returns.

Portfolio activity increased during the quarter. We bought shares of Oracle, the world’s largest enterprise software company. Oracle continues to sell more software licenses, increase its installed base, and drive recurring revenue through attached support agreements. The high margin support business generates tremendous free cash flow, and capital allocation remains shareholder friendly. The company has been reinvesting in productive R&D, acquiring complementary businesses and shrinking the share count at attractive prices. We think Oracle is well positioned for the future with a strong cloud offering and entrenched advantages in database scalability and reliability.

We repurchased two former holdings at reasonable-to-attractive prices. We added a full position in Liberty Interactive as the stock drifted below $24 before the company hosted an upbeat investor day. Core asset QVC is a classic Weitz business, and we are pleased to again partner with the world-class capital allocators at Liberty. We also sold some of our Aon plc holdings and bought shares of fellow insurance broker Brown & Brown, which we think trades at a larger discount to value. Finally, we exited positions in CVS Caremark and FTI Consulting at healthy gains.

At year end, the Fund’s asset allocation was 42% stocks, 20% bonds and 38% residual cash. Our fixed income investments remain focused on shorter maturity, higher quality cash flows. We did not purchase any new bonds in the fourth quarter. While the December rise in interest rates was a step in the right direction, we would want to see higher base rates and/or wider credit spreads before investing additional capital in longer-dated bonds.

The Fund’s cautious positioning is a result of our bottom-up valuation work. Stock prices continue to rise faster than underlying business values. We are not saying that stocks are overpriced, simply that few are cheap. The stocks that we own have done quite well, and we like the long-term prospects for these businesses. Still, when virtually nothing goes down, our vigilance goes up. While we look forward to investing cash reserves opportunistically on your behalf, we will stay patient and disciplined in our search for value.

New and Eliminated Stocks for Quarter Ended December 31, 2013
New ($mil)		Eliminations ($mil)
Liberty Interactive	$2.4	Outerwall	$2.9
Brown & Brown	2.1	FTI Consulting	1.3
Oracle	2.0	CVS Caremark	1.1

30 Weitz Funds

BALANCED FUND
PERFORMANCE • (UNAUDITED)

Total Returns	Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	10 Year
Balanced Fund	4.00%	15.46%	9.41%	14.30%	5.81%
Blended Index	6.21	18.09	10.88	12.48	6.35
S&P 500	10.51	32.39	16.18	17.94	7.40
Barclays Intermediate Credit	-0.02	-0.86	2.91	3.96	4.09

Growth of $10,000 Since Inception
This chart depicts the change in the value of a $10,000 investment in the Balanced Fund for the period October 1, 2003 through December 31, 2013, as compared with the growth of the Blended Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

	Balanced	Blended	Relative
Year	(1)	(2)	Results (1)-(2)
2003 (10/1/03)	3.78%	7.23%	-3.45%
2004	11.84	7.75	4.09
2005	1.73	3.66	-1.93
2006	14.33	11.00	3.33
2007	-5.26	6.39	-11.65
2008	-26.82	-22.07	-4.75
2009	28.77	18.11	10.66
2010	15.66	11.85	3.81
2011	2.27	3.85	-1.58
2012	10.91	11.15	-0.24
2013	15.46	18.09	-2.63
Since Inception:
Cumulative
Return	82.57	98.47	-15.90
Avg. Annual
Return	6.04	6.91	-0.87

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent prospectus are 1.13% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_performance/fund_performance.fs.

See page 4 for additional performance disclosures. See page 54 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

weitzinvestments.com 31

BALANCED FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
FLIR Systems, Inc.	2.6%
Berkshire Hathaway, Inc. - CL B	2.2
Liberty Interactive Corp. - Series A	2.2
Redwood Trust, Inc.	2.2
Express Scripts Holding Co.	2.1
Valeant Pharmaceuticals International, Inc.	2.0
Martin Marietta Materials, Inc.	1.9
Apache Corp.	1.8
Oracle Corp.	1.7
The Walt Disney Co.	1.7
% of Net Assets	20.4%

Industry Sectors
Information Technology	11.0%
Financials	8.2
Consumer Discretionary	7.1
Health Care	5.8
Energy	4.0
Materials	2.2
Consumer Staples	2.2
Industrials	1.4
Total Common Stocks	41.9
Cash Equivalents/Other	38.0
U.S. Treasury Notes	8.7
Corporate Bonds	6.8
Mortgage-Backed Securities	3.9
Asset-Backed & Commercial Mortgage-Backed Securities	0.7
Total Bonds & Cash Equivalents	58.1
Net Assets	100.0%

Top Performers for Quarter Ended December 31, 2013
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
Outerwall, Inc.	34.6%	0.5%	0.55%
Liberty Interactive Corp. - Series A	25.1	1.9	0.48
Google, Inc. - CL A	27.9	1.6	0.40
The Walt Disney Co.	19.9	1.6	0.30
Valeant Pharmaceuticals International, Inc.	12.5	1.8	0.28

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.

Source: FactSet Portfolio Analytics

Bottom Performers for Quarter Ended December 31, 2013
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
Laboratory Corp. of America Holdings	(7.8)%	1.9%	(0.15)%
FLIR Systems, Inc.	(3.8)	2.5	(0.08)
Redwood Trust, Inc.	(0.1)	2.1	(0.01)
Brown & Brown, Inc.	(1.9)	0.8	(0.01)
Hewlett-Packard Co. 4.75% 6/02/14 bond	(1.0)	0.6	(0.01)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.

Source: FactSet Portfolio Analytics

32 Weitz Funds

BALANCED FUND
SCHEDULE OF INVESTMENTS • DECEMBER 31, 2013 • (UNAUDITED)

COMMON STOCKS — 41.9%	Shares	Value
Information Technology — 11.0%
Software — 2.9%
Oracle Corp.	60,000	$2,295,600
Microsoft Corp.	40,000	1,497,200
		3,792,800
Electronic Equipment & Instruments — 2.6%
FLIR Systems, Inc.	115,000	3,461,500
IT Services — 2.4%
Fidelity National Information Services, Inc.	35,000	1,878,800
Accenture plc - CL A	16,000	1,315,520
		3,194,320
Semiconductors — 1.7%
Texas Instruments, Inc.	50,000	2,195,500
Internet Software & Services — 1.4%
Google, Inc. - CL A*	1,700	1,905,207
		14,549,327
Financials — 8.2%
Insurance Brokers — 2.9%
Brown & Brown, Inc.	65,000	2,040,350
Aon plc - CL A	22,500	1,887,525
		3,927,875
Property & Casualty Insurance — 2.2%
Berkshire Hathaway, Inc. - CL B*	25,000	2,964,000
Mortgage REITs — 2.2%
Redwood Trust, Inc.	150,000	2,905,500
Commercial Banks — 0.9%
Wells Fargo & Co.	25,000	1,135,000
		10,932,375
Consumer Discretionary — 7.1%
Internet & Catalog Retail — 2.2%
Liberty Interactive Corp. - Series A*	100,000	2,935,000
Advertising — 2.1%
National CineMedia, Inc.	75,000	1,497,000
Omnicom Group, Inc.	17,500	1,301,475
		2,798,475
Movies & Entertainment — 1.7%
The Walt Disney Co.	30,000	2,292,000
Multiline Retail — 1.1%
Target Corp.	21,500	1,360,305
		9,385,780
Health Care — 5.8%
Health Care Services — 3.8%
Express Scripts Holding Co.*	40,000	2,809,600
Laboratory Corp. of America Holdings*	25,000	2,284,250
		5,093,850
Pharmaceuticals — 2.0%
ValeantPharmaceuticalsInternational,Inc.*	22,500	2,641,500
		7,735,350
Energy — 4.0%
Oil & Gas Exploration & Production — 4.0%
Apache Corp.	27,500	2,363,350
Range Resources Corp.	22,500	1,896,975
Southwestern Energy Co.*	25,000	983,250
		5,243,575

	Principal
	amount
	or shares	Value
Materials — 2.2%
Construction Materials — 1.9%
Martin Marietta Materials, Inc.	25,000	$2,498,500
Metals & Mining — 0.3%
Compass Minerals International, Inc.	5,000	400,250
		2,898,750
Consumer Staples — 2.2%
Beverages — 2.2%
Diageo plc - Sponsored ADR	11,200	1,483,104
Anheuser-BuschInBevSA/NV-SponsoredADR	13,000	1,383,980
		2,867,084
Industrials — 1.4%
Air Freight & Logistics — 1.4%
United Parcel Service, Inc. - CL B	18,000	1,891,440
Total Common Stocks
(Cost $37,444,440)		55,503,681
CORPORATE BONDS — 6.8%
American Express Credit Corp.
1.75% 6/12/15	$500,000	508,249
Berkshire Hathaway Finance Corp.
0.95% 8/15/16	1,000,000	1,005,184
2.0% 8/15/18	500,000	500,849
Comcast Corp.
6.5% 1/15/15	300,000	318,177
4.95% 6/15/16	193,000	210,865
Hewlett-Packard Co.
4.75% 6/02/14	750,000	762,089
Markel Corp.
7.125% 9/30/19	500,000	596,050
Time Warner Cable, Inc.
7.5% 4/01/14	120,000	122,000
U.S. Bancorp
2.2% 11/15/16	750,000	775,048
U.S. Bank, N.A.
4.95% 10/30/14	500,000	519,128
3.778% 4/29/20	870,000	900,621
Verizon Communications, Inc.
2.5% 9/15/16	1,250,000	1,293,390
Wells Fargo & Co.
1.25% 2/13/15	750,000	756,400
Wells Fargo Bank, N.A.
0.622% 11/03/14 (Wachovia Bank)
Floating Rate Security	550,000	551,044
0.44845% 5/16/16 Floating Rate Security	250,000	247,810
Total Corporate Bonds
(Cost $8,911,870)		9,066,904

weitzinvestments.com 33

BALANCED FUND
SCHEDULE OF INVESTMENTS • (CONTINUED)

MORTGAGE-BACKED	Principal
SECURITIES — 3.9%(c)	amount	Value
Federal Home Loan Mortgage Corporation — 1.1%
Collateralized Mortgage Obligations — 0.2%
3649 CL BW — 4.0% 2025 (3.4 years)	$256,713	$270,757
Pass-Through Securities — 0.9%
J14649 — 3.5% 2026 (3.9 years)	314,865	329,017
E02948 — 3.5% 2026 (3.9 years)	499,678	521,998
J16663 — 3.5% 2026 (3.9 years)	303,050	316,718
		1,167,733
		1,438,490
Federal National Mortgage Association — 2.1%
Collateralized Mortgage Obligations — 0.3%
2002-91 CL QG — 5.0% 2018 (1.5 years)	171,519	182,015
2003-9 CL DB — 5.0% 2018 (1.5 years)	176,223	187,399
		369,414
Pass-Through Securities — 1.8%
MA0464 — 3.5% 2020 (2.3 years)	402,636	423,280
995755 — 4.5% 2024 (3.2 years)	65,303	69,650
AR8198 — 2.5% 2023 (3.6 years)	456,324	466,047
MA1502 — 2.5% 2023 (3.8 years)	375,163	383,127
AB1769 — 3.0% 2025 (4.0 years)	258,100	263,764
AB3902 — 3.0% 2026 (4.4 years)	440,892	451,113
AK3264 — 3.0% 2027 (4.5 years)	340,684	348,686
		2,405,667
		2,775,081
Government National Mortgage Association — 0.4%
Pass-Through Securities — 0.4%
5255 — 3.0% 2026 (4.5 years)	487,751	501,555
Non-Government Agency — 0.3%
Collateralized Mortgage Obligations — 0.3%
Sequoia Mortgage Trust (SEMT) 2011-1
CL A1 — 4.125% 2041 (0.1 years)	44,248	44,340
Sequoia Mortgage Trust (SEMT) 2010-H1
CL A1 — 3.75% 2040 (1.1 years)	108,115	106,531
Chase Mortgage Finance Corp. (Chase)
2004-S1 CL A6 — 4.5% 2019
(2.1 years)	50,612	50,181
Sequoia Mortgage Trust (SEMT) 2012-1
CL 1A1 — 2.865% 2042 (2.3 years)	213,117	212,437
		413,489
Total Mortgage-Backed Securities
(Cost $5,057,457)		5,128,615

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.3%(c)
Redwood Commercial Mortgage Corp.
(RCMC) 2012-CRE1 CL A — 5.62346%
2044 (1.9 years)(d)
(Cost $357,953)	357,953	359,372

ASSET-BACKED SECURITIES — 0.4%(c)
Cabela’s Master Credit Card Trust (CABMT)
2011-2A CL A2 — 0.7666% 2019 Floating
Rate Security (2.4 years)(d)
(Cost $500,000)	500,000	503,426

	Principal
	amount
U.S. TREASURY NOTES — 8.7%	or shares	Value
U.S. Treasury Note
0.25% 10/31/14	$2,000,000	$2,001,876
0.375% 11/15/14	2,000,000	2,003,946
0.25% 12/15/14	2,000,000	2,001,796
0.375% 3/15/15	3,000,000	3,006,444
0.375% 2/15/16	2,500,000	2,498,047
Total U.S. Treasury Notes
(Cost $11,492,823)		11,512,109

CASH EQUIVALENTS — 38.1%
U.S. Treasury Bills — 32.0%
U.S. Treasury Bills, 0.03% to 0.09%,
1/09/14 to 5/22/14(a)	42,500,000	42,496,275
Money Market Funds — 6.1%
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(b)	8,044,376	8,044,376
Total Cash Equivalents
(Cost $50,538,924)		50,540,651
Total Investments in Securities
(Cost $114,303,467)		132,614,758
Other Liabilities in Excess of Other Assets — (0.1%)		(34,343)
Net Assets — 100.0%		$132,580,415
Net Asset Value Per Share		$14.02

*	Non-income producing
(a)	Interest rates presented represent the yield to maturity at the date of purchase.
(b)	Rate presented represents the annualized 7-day yield at December 31, 2013.
(c)	Number of years indicated represents estimated average life.
(d)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

34 Weitz Funds

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weitzinvestments.com 35

SHORT-INTERMEDIATE INCOME FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Thomas D. Carney, CFA

The Short-Intermediate Income Fund’s Institutional Class returned +1.1% for the 12 months ended December 31, compared to a -0.9% return for the Barclays Intermediate U.S. Government/Credit Index (BIGC), our Fund’s primary benchmark. For the fourth calendar quarter, the Short-Intermediate Income Fund’s Institutional Class returned +0.2%, compared to a 0.0% return for the BIGC. Overall, we are pleased to report positive results in a year of rising longer-term interest rates.

The performance page following this discussion shows returns for our Fund’s Institutional Class (after deducting fees and expenses) over various holding periods and returns for three Barclays U.S. Government/Credit Indexes (Intermediate, 1-5 year and 1-3 year) for comparison purposes.

Commentary and Fund Review
U.S. Treasury bond yields rose (prices declined) in the fourth quarter as continued progress on the domestic economic front prompted the Fed to (modestly) begin scaling back its large scale asset purchase program. The 10-year Treasury bond yield, for example, rose approximately 40 basis points (a basis point represents one one-hundredth of a percentage point) in the quarter and ended the year slightly above 3%, its highest closing level in over two years. For the year, 10-year Treasury yields increased approximately 125 basis points, resulting in price declines for many long-term bond holders.

Despite headwinds from Treasury interest rates, corporate bonds and other credit sensitive securities performed reasonably well in the quarter and year-to-date as they continued to benefit from a “risk on” mentality among fixed-income investors. The best credit-related returns were once again experienced by lower quality (high yield) bonds, as they are more correlated to solid company-specific financial performance and stock market results than to changes in Treasury interest rates. A broad measure of corporate bond spreads (the incremental return investors demand above U.S. Treasury bonds for owning corporate debt) compiled by Bank of America Merrill Lynch declined to 127 basis points as of December 31, down 29 basis points in the quarter. For the full year, this same measure of broad corporate bond market spreads declined 26 basis points.

Our Fund continued to benefit from the strong market conditions for credit-related assets as a large majority (approximately 80%) of Fund investments contributed positive results in the quarter. Notable contributors from our corporate bond segment (38% of Fund net assets at 12/31/13) included Petrohawk 1-year, Vulcan Materials 4-year, Mohawk Industries 2-year, Expedia 5-year, Transdigm 5-year, Washington Post 5-year, and Range Resource 5-year bonds. Most of our corporate bond gains resulted from continued improvement in risk appetite among investors resulting in narrower credit spreads, notably high yield.

Principal detractors to results came from select portions of the Fund’s MBS (mortgage-backed securities) investments, principally as a result of slower prepayment speeds than our original assumptions.

Investment activity in the Fund declined from the solid pace of the third quarter of 2013, as we identified fewer qualifying investment opportunities. One area where we continue to find pockets of value is in the structured securities market. Last quarter we highlighted our growing investment in the senior layers of subprime auto securitizations. In the fourth quarter, we added to our commercial mortgage-backed segment (3.7% at 12/31). Once again, credit goes to Nolan Anderson for his comprehensive analysis of the credit and deal structures. For the detail oriented, Nolan’s comments at the end of this letter provide an in depth overview of our latest addition in this area for our Fund.

Overall portfolio metrics as measured by the average maturity and duration changed modestly during the quarter. The average maturity declined from 3.0 to 2.8 years and average duration declined from 2.2 to 2.0 years. These measures provide a guide to the Fund’s interest rate sensitivity. A shorter average maturity and duration reduces the Fund’s price sensitivity to changes in interest rates (either up or down).

36 Weitz Funds

Fund Strategy Revisited
Our investment approach consists primarily of investing in a portfolio of mostly high quality, short-to-intermediate-term bonds with an overall portfolio average maturity of 2 to 5 years where we believe we can capture most of the “coupon” returns of long-term bonds with materially less interest-rate risk. We do not and will not try to mimic any particular index as we construct our portfolio. We select assets for our portfolio one security at a time based on our view of opportunities in the marketplace. Our corporate bond research is supplemented by credit work we do on companies and industries in the course of our equity due diligence.

Over the years, our portfolio has often been constructed with a shorter average life (i.e. duration) than the BIGC. We chose this benchmark to highlight that we could periodically invest in longer term and/or lower quality bonds when conditions warrant. The effect over time of our portfolio construction (typically shorter average life) has been a penalty when interest rates fall but a boost to relative performance when rates rise.

For a small portion of our portfolio (currently about 10%), we may also invest in other fixed-income related investments that have favorable risk/reward characteristics (such as high-yield and convertible bonds, preferred and convertible preferred stock, or high dividend paying common stock). These types of investments have generally enhanced our Fund’s historical returns.

Overall, we strive to be adequately compensated for the risks assumed in order to maximize our investment (or reinvestment) yield and avoid making interest rate “bets,” particularly ones that depend on interest rates going down. We are willing to trade some upside potential in a rapidly falling interest-rate environment in exchange for enhanced capital preservation.

Outlook
We believe today’s low nominal interest rate and average, at best, credit spread environment provide little protection against any inflationary shocks or potential re-pricing (higher) of credit risk. The seemingly insatiable demand for yield has not only re-priced credit risk across all fixed-income assets, it has allowed companies to issue new debt with less covenant protection for bondholders. While the timing is always unknown, the ingredients for the next credit hiccup steadily accumulate. Consequently, we expect to continue to position the Fund defensively relative to interest rate exposure and be even more selective in our credit investments while we patiently seek out areas of opportunity. We will continue to invest one security at a time, relying on a fundamental research-based investment approach and are well positioned to take advantage of any market weakness.

Commercial Mortgage-Backed Securities (CMBS) – Commercial Liquidating Trusts
In the fourth calendar quarter we purchased two CMBS liquidating trusts, which consist of collateral pools backed by a mix of seasoned, performing and non-performing commercial mortgage loans. In contrast to a traditional CMBS transaction, where investors purchase an interest in a pool of newly originated mortgage loans, liquidating trusts are formed largely to wind down an existing pool of loans. We believe one primary reason commercial liquidating trusts are attractive is a result of significant capital flowing to traditional CMBS assets, which tend to have a relatively large percentage of their loans in major real estate markets, and which have in-place cash flows that meet CMBS-industry-standard underwriting criteria. It seems that traditional CMBS investors perceive major real estate markets as safe and stable, as opposed to non-major markets, which have been viewed with increased suspicion after the financial crisis. Accordingly, institutional investors who are more willing to look at non-major markets, and at un-stabilized loans, have been able to purchase loans at discounts to underlying collateral value.

In the case of our two new investments, Texas Pacific Group (“TPG”), an institutional investor with substantial real estate experience, purchased a pool of seasoned commercial mortgage loans from a regional bank at a significant discount to the estimated market value of the real estate collateral, which is located in a mix of major and non-major markets. TPG then split the loans into two commercial liquidating trusts: Pool A consists primarily of performing loans, and Pool B consists primarily of non-performing loans. We invested both in Notes issued by Pool A and in Notes issued by Pool B. To help explain these investments, Figure 1 below shows (as of the Pool B Notes’ “Issue Date”) certain details regarding Pool B.

weitzinvestments.com 37

SHORT-INTERMEDIATE INCOME FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS • (CONTINUED)

Source: Bloomberg

41% UPB is the Notes’ issue price divided by the Unpaid Principal Balance of the mortgages.
57% LTV is the Notes’ issue price divided by Estimated Market Value of the loan collateral.
70% LTC is TPG’s purchase price divided by the Notes’ issue price.

On the Issue Date, and generally speaking, TPG (as the deal sponsor) received the Note holders’ $111.5 million purchase price, and the $48.2 million remainder (30%) of TPG’s purchase price (“TPG equity”) stays in the trust as credit support for the Notes. TPG has made projections regarding Pool B, such as the aggregate collateral that will pay as scheduled, that will experience discounted loan payoff or that will need to be foreclosed. If TPG’s projections are correct (including, that no TPG equity will be needed for credit support), then as the Notes pay down, this credit support will exceed 40% of the value of the Notes. We believe this cushion between TPG’s projections and the Notes provides reasonably strong downside protection in case valuations of the mortgage loans or the real estate prove too optimistic. In terms of bondholder protections, the transaction is structured such that TPG cannot extract any equity until the Note holders are fully repaid. In this way, TPG’s equity and potential upside (if the ultimate value of the collateral exceeds TPG’s cost basis) should provide strong incentive for TPG to act in the best interest of the Note holders.

In addition to credit analysis, we incorporated liquidity risk into our investment process because the Pool A & B Notes were not rated by rating agencies, and are considered small by CMBS standards. One of the biggest risks from a liquidity standpoint is the potential for bond extension. Although the estimated weighted average life’s of commercial liquidating trusts are approximately 1 to 1.5 years, there is always the risk a sponsor is unable to generate proceeds as quickly as expected, which could extend the life of the bond. In Figure 2 below, we analyzed the actual versus initially projected cash flows for our three commercial liquidating trust holdings that have at least nine months of seasoning. What this chart shows, and what we’ve also experienced with our less seasoned investments, is that our principal has been returned much faster than expected, which has shortened the life of the bonds and helped mitigate liquidity concerns.

We continue to view the incremental return (i.e. spread) for newly issued, shorter term (2-5 year) CMBS transactions as unattractive, despite strong credit support and minimal risk

38 Weitz Funds

Source: Bloomberg

of loss. In Figure 3 below, we provide a pricing comparison for Pools A & B and for a Wells Fargo/UBS (“WFRBS”) transaction that came to market simultaneously, but that we did not purchase. As illustrated, Pools A & B offer significant spread pickup with estimated weighted average life’s that are 1 to 3 years shorter than the WFRBS deal. Although the non-rated status of Pools A & B versus AAA ratings for the WFRBS transaction, along with liquidity concerns, are worth considerable spread concession, we believe investors in Pool A & B Notes are being compensated for these additional risk factors. With purchase yields of 3.50-4.50%, we believe the risk-adjusted return profiles for the Pool A & B Notes are attractive relative to the new issue CMBS market and other shorter-term, corporate bond alternatives.

Figure 3: CMBS Pricing Comparison
	Pool A	Pool B		WFRBS 2013-UBS1
				A1		A2
Bond Class
Tranche Size	88,459,000	$111.5	MM	$27.7	MM	$158.8	MM
Yield	3.50%	4.50%		1.12%		2.93%
Estimated Spread1	315 bps	415 bps		55 bps		83 bps
Estimated WAL	1.51	1.61		2.67		4.95
Credit Rating	non-rated	non-rated		AAA		AAA
Credit Enhancement
Class A Attachment:
Unpaid Principal Balance (UPB)	60.4%	41.4%		70.0%
Sponsor Acquisition Cost (LTC)	75.0%	70.0%		n/a
Estimated Value (LTV)	61.6%	56.6%		41.6%

1 Incremental return over the estimated 1.5 year industry benchmark.

Source: Bloomberg, Deal Documents

weitzinvestments.com 39

SHORT-INTERMEDIATE INCOME FUND
PERFORMANCE • (UNAUDITED)

	Total Returns		Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year
Short-Intermediate Income
Fund – Institutional Class	0.23%	1.11%	2.41%	4.52%	3.92%	4.56%	5.04%	5.73%
Barclays Indexes:
Intermediate U.S.
Government/Credit	-0.02	-0.86	2.91	3.96	4.09	4.94	5.35	6.35
1-5 Year U.S. Government/Credit	0.14	0.29	1.88	2.86	3.41	4.35	4.82	5.77
1-3 Year U.S. Government/Credit	0.18	0.65	1.17	2.02	2.91	3.86	4.39	5.27

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Short-Intermediate Income Fund – Institutional Class for the period December 31, 2003 through December 31, 2013, as compared with the growth of the Barclays Intermediate Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

	Short-	Barclays	Relative
	Int.	Interm.	Results
Year	(1)	(2)	(1)-(2)
1988 (12/23/88)	0.08%	N/A %	N/A %
1989	9.09	12.76	-3.67
1990	9.06	9.17	-0.11
1991	11.18	14.63	-3.45
1992	5.53	7.17	-1.64
1993	8.06	8.78	-0.72
1994	-2.38	-1.93	-0.45
1995	15.75	15.33	0.42
1996	4.43	4.05	0.38
1997	8.64	7.87	0.77
1998	6.76	8.44	-1.68
1999	0.92	0.39	0.53
2000	9.66	10.12	-0.46
2001	8.45	8.97	-0.52
2002	4.18	9.83	-5.65
2003	6.30	4.31	1.99
2004	2.64	3.04	-0.40
2005	1.60	1.58	0.02
2006	4.04	4.08	-0.04
2007	6.10	7.39	-1.29
2008	2.29	5.08	-2.79
2009	10.85	5.24	5.61
2010	4.74	5.89	-1.15
2011	2.11	5.80	-3.69
2012	4.04	3.89	0.15
2013	1.11	-0.86	1.97
Since Inception:
Cumulative
Return	303.27	366.53	-63.26
Avg. Annual
Return	5.73	6.35	-0.62

These performance numbers reflect the deduction of the Fund’s Institutional Class annual operating expenses which as stated in its most recent prospectus are 0.63% of the Fund’s net assets.The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_performance/fund_performance.fs.

See page 4 for additional performance disclosures. See page 54 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

40 Weitz Funds

SHORT-INTERMEDIATE INCOME FUND
PORTFOLIO PROFILE • (UNAUDITED)

Credit Quality(a)
U.S. Treasury Notes	14.4%
U.S. Government Agency Mortgage Related Securities(b)	22.7
Aaa/AAA	3.8
Aa/AA	5.5
A/A	13.7
Baa/BBB	19.8
Ba/BB	3.5
B/B	0.4
Caa/CCC	0.6
Non-Rated	5.3
Common Stocks	1.4
Cash/Other	8.9
Net Assets	100.0%

Sector Breakdown
Corporate Bonds	37.6%
Mortgage-Backed Securities	25.5
U.S. Treasury Notes	14.4
Cash Equivalents/Other	8.9
Asset-Backed Securities	6.0
Commercial Mortgage-Backed Securities	3.7
Common Stocks	1.4
Taxable Municipal Bonds	1.3
Convertible Bonds	1.2
Net Assets	100.0%

Financial Attributes
Average Maturity	2.8 years
Average Effective Maturity	2.4 years
Average Duration	2.0 years
Average Coupon	3.3%
30-Day SEC Yield at 12-31-13 - Institutional Class	1.33%
30-Day SEC Yield at 12-31-13 - Investor Class	1.14%

Five Largest Corporate Issuers(c)
Wells Fargo & Co.	4.7%
JP Morgan Chase & Co.	2.9
General Electric Capital Corp.	1.9
Mohawk Industries, Inc.	1.9
Hewlett-Packard Co.	1.6

Maturity Distribution
Cash Equivalents/Other	8.9%
Less than 1 Year	18.2
1 to 3 Years	36.0
3 to 5 Years	26.5
5 to 7 Years	6.4
7 to 10 Years	2.0
10 Years or more	0.6
Common Stocks	1.4
Net Assets	100.0%

(a) The Fund receives credit quality ratings on underlying securities of the Fund when available from Moody‘s, S&P and Fitch.  The Fund will use one rating for an underlying security if that is all that is provided.  Ratings and portfolio credit quality may change over time. The Fund itself has not been rated by an independent rating agency.

(b) Mortgage related securities issued and guaranteed by government-sponsored entities such as Fannie Mae and Freddie Mac are generally not rated by Moody‘s, S&P and Fitch. Securities which are not rated do not necessarily indicate low quality. Fannie Mae‘s and Freddie Mac‘s senior long-term debt are currently rated Aaa, AA+ and AAA by Moody‘s, S&P and Fitch, respectively.

(c) Percent of net assets

weitzinvestments.com 41

SHORT-INTERMEDIATE INCOME FUND
SCHEDULE OF INVESTMENTS • DECEMBER 31, 2013 • (UNAUDITED)

	Principal
CORPORATE BONDS — 37.6%	amount	Value
ACI Worldwide, Inc.
6.375% 8/15/20(c)	$250,000	$261,875
ADT Corp.
2.25% 7/15/17	5,000,000	4,924,460
American Express Co.
FSB Bank 6.0% 9/13/17	2,500,000	2,878,328
8.125% 5/20/19	1,000,000	1,277,374
Anheuser-Busch InBev SA/NV
4.125% 1/15/15	6,000,000	6,227,130
Aon plc
3.5% 9/30/15	5,000,000	5,220,660
AutoZone, Inc.
5.75% 1/15/15	1,250,000	1,313,425
Bank of America Corp.
4.5% 4/01/15	10,000,000	10,464,950
Berkshire Hathaway Finance Corp.
1.5% 1/10/14	500,000	500,119
4.85% 1/15/15	1,500,000	1,570,478
0.95% 8/15/16	4,000,000	4,020,736
1.6% 5/15/17	1,000,000	1,010,470
5.4% 5/15/18	5,000,000	5,756,825
2.0% 8/15/18	2,500,000	2,504,247
2.9% 10/15/20	3,000,000	2,979,615
4.25% 1/15/21	1,000,000	1,064,306
Boston Properties LP
5.625% 4/15/15	10,635,000	11,287,468
5.875% 10/15/19	8,250,000	9,485,619
Comcast Corp.
6.5% 1/15/15	2,081,000	2,207,086
4.95% 6/15/16	8,590,000	9,385,142
5.15% 3/01/20	3,000,000	3,351,168
DCP Midstream Operating, LP
2.5% 12/01/17	2,000,000	1,993,240
Diageo Capital plc
4.85% 5/15/18	3,941,000	4,345,599
DIRECTV Holdings
4.75% 10/01/14	2,000,000	2,059,884
Expedia, Inc.
7.456% 8/15/18	13,000,000	15,149,342
FiServ, Inc.
3.125% 10/01/15	1,000,000	1,035,785
Flir Systems, Inc.
3.75% 9/01/16	10,000,000	10,435,370
Ford Motor Credit Co. LLC
4.207% 4/15/16	10,000,000	10,661,220
General Electric Capital Corp.
2.375% 6/30/15	10,000,000	10,266,390
1.0% 9/23/15 Floating Rate Security	11,992,000	12,057,440
2.25% 11/09/15	6,181,000	6,373,099
Goldman Sachs Group, Inc.
5.95% 1/18/18	4,000,000	4,551,892
Hewlett-Packard Co.
1.55% 5/30/14	8,009,000	8,039,018
4.75% 6/02/14	15,540,000	15,790,474
JP Morgan Chase & Co.
0.99285% 5/02/14 Floating Rate Security	5,000,000	5,012,005
2.6% 1/15/16	15,000,000	15,457,455
0.6291% 11/21/16 (Bear Stearns)
Floating Rate Security	15,000,000	14,920,860
6.3% 4/23/19	2,500,000	2,954,030

	Principal
	amount	Value
JP Morgan Chase Bank, N.A.
6.0% 7/05/17	$5,000,000	$5,641,050
Laboratory Corp. of America Holdings
3.125% 5/15/16	1,250,000	1,301,810
Marathon Petroleum Corp.
3.5% 3/01/16	1,000,000	1,044,766
Markel Corp.
7.125% 9/30/19	5,776,000	6,885,575
5.35% 6/01/21	10,000,000	10,870,950
4.9% 7/01/22	2,000,000	2,087,418
Mead Johnson Nutrition Co.
3.5% 11/01/14	2,000,000	2,044,284
MetLife, Inc.
2.375% 2/06/14	1,000,000	1,001,833
5.125% 8/15/14
(Travelers Life & Annuity)(c)	8,000,000	8,226,536
2.0% 1/09/15(c)	10,000,000	10,164,340
3.125% 1/11/16(c)	2,000,000	2,085,710
1.875% 6/22/18(c)	1,000,000	982,834
Mohawk Industries, Inc.
6.125% 1/15/16	25,905,000	28,463,119
Omnicom Group, Inc.
5.9% 4/15/16	7,000,000	7,742,119
6.25% 7/15/19	6,181,000	7,143,172
Outerwall, Inc.
6.0% 3/15/19	200,000	205,000
Penske Truck Leasing
2.5% 3/15/16(c)	9,945,000	10,194,281
3.75% 5/11/17(c)	5,000,000	5,264,010
Petrohawk Energy Corp.
7.875% 6/01/15	16,750,000	17,193,875
7.25% 8/15/18	5,675,000	6,131,838
QVC, Inc.
7.5% 10/01/19(c)	4,000,000	4,312,180
Range Resources Corp.
8.0% 5/15/19	12,300,000	13,176,375
Republic Services, Inc. (Allied Waste)
3.8% 5/15/18	5,000,000	5,301,005
Safeway, Inc.
3.4% 12/01/16	5,000,000	5,205,665
SemGroup Holdings, LP
7.5% 6/15/21(c)	1,000,000	1,062,500
Shale-Inland Holdings, LLC
8.75% 11/15/19(c)	2,000,000	2,080,000
Solvay SA (Rhodia)
6.875% 9/15/20(c)	5,680,000	6,290,077
Texas Industries, Inc.
9.25% 8/15/20	300,000	335,625
Time Warner Cable, Inc.
7.5% 4/01/14	1,700,000	1,728,331
Time Warner, Inc.
3.15% 7/15/15	500,000	518,191
TransDigm, Inc.
7.75% 12/15/18	8,000,000	8,620,000
UnitedHealth Group, Inc.
4.75% 2/10/14	178,000	178,796
U.S. Bancorp
2.2% 11/15/16	4,250,000	4,391,937
U.S. Bank, N.A.
4.95% 10/30/14	4,500,000	4,672,152
3.778% 4/29/20	8,184,000	8,472,044

42 Weitz Funds

	Principal
	amount	Value
Valeant Pharmaceuticals International, Inc.
6.5% 7/15/16(c)	$2,537,000	$2,619,452
Verizon Communications, Inc.
2.5% 9/15/16	750,000	776,034
3.65% 9/14/18	2,000,000	2,119,416
Vornado Realty Trust
4.25% 4/01/15	14,315,000	14,765,708
Vulcan Materials Co.
6.5% 12/01/16	5,500,000	6,187,500
6.4% 11/30/17	8,000,000	9,040,000
Washington Post Co.
7.25% 2/01/19	8,500,000	10,109,585
Wells Fargo & Co.
4.8% 11/01/14 (Wachovia Bank)	10,000,000	10,373,460
1.25% 2/13/15	27,339,000	27,572,311
0.51285% 6/15/17 (Wachovia Bank)
Floating Rate Security	5,000,000	4,965,445
Wells Fargo Bank, N.A.
0.622% 11/03/14 (Wachovia Bank)
Floating Rate Security	21,585,000	21,625,968
4.875% 2/01/15 (Wachovia Bank)	6,070,000	6,349,080
Willis North America, Inc.
6.2% 3/28/17	14,477,000	15,726,365
WM Wrigley Jr. Co.
3.7% 6/30/14(c)	9,626,000	9,775,213
1.4% 10/21/16(c)	500,000	501,100
Yum! Brands, Inc.
4.25% 9/15/15	1,000,000	1,056,225
Total Corporate Bonds
(Cost $551,594,922)		573,376,844

CONVERTIBLE BONDS — 1.2%
Redwood Trust, Inc.
4.625% 4/15/18
(Cost $17,000,000)	17,000,000	17,733,125

MORTGAGE-BACKED SECURITIES — 25.5%(b)
Federal Home Loan Mortgage Corporation — 11.4%
Collateralized Mortgage Obligations — 3.8%
3229 CL HB — 5.0% 2025 (0.4 years)	212,012	216,027
2778 CL JD — 5.0% 2032 (0.5 years)	609,081	620,828
2937 CL JG — 5.0% 2033 (0.6 years)	1,607,020	1,630,403
2934 CL KE — 5.0% 2033 (0.6 years)	1,211,482	1,229,774
3556 CL MA — 5.0% 2037 (0.6 years)	432,509	440,054
2864 CL PE — 5.0% 2033 (0.6 years)	4,840,346	4,929,488
2937 CL HJ — 5.0% 2019 (0.7 years)	489,056	502,553
2760 CL PD — 5.0% 2032 (0.7 years)	1,673,686	1,715,460
3840 CL KA — 5.0% 2029 (0.8 years)	2,089,748	2,136,210
2780 CL TE — 5.0% 2033 (0.8 years)	2,482,586	2,549,948
3562 CL KA — 4.0% 2022 (0.8 years)	1,292,493	1,322,672
2574 CL JM — 5.0% 2022 (0.9 years)	195,534	202,146
3170 CL EA — 4.5% 2020 (1.0 years)	642,531	665,353
3544 CL KA — 4.5% 2023 (1.0 years)	852,120	880,030
3815 CL AD — 4.0% 2025 (2.0 years)	1,362,938	1,422,640
3844 CL AG — 4.0% 2025 (2.2 years)	4,264,077	4,494,197
3003 CL LD — 5.0% 2034 (3.1 years)	5,372,988	5,827,543
2952 CL PA — 5.0% 2035 (3.2 years)	1,917,089	2,075,197
3649 CL BW — 4.0% 2025 (3.4 years)	6,597,538	6,958,449
3620 CL PA — 4.5% 2039 (3.5 years)	4,654,803	4,959,578
3842 CL PH — 4.0% 2041 (3.8 years)	3,952,472	4,153,228

	Principal
	amount	Value
4107 CL LA — 2.5% 2031 (11.2 years)	$6,957,751	$6,343,336
4107 CL LW — 1.75% 2027 (12.1 years)	3,920,628	3,221,300
		58,496,414
Pass-Through Securities — 7.1%
EO1386 — 5.0% 2018 (1.6 years)	64,651	68,573
G18190 — 5.5% 2022 (2.7 years)	83,325	90,585
G13300 — 4.5% 2023 (2.9 years)	518,104	556,369
G18296 — 4.5% 2024 (3.1 years)	1,231,608	1,323,556
G18306 — 4.5% 2024 (3.1 years)	2,573,975	2,765,270
G13517 — 4.0% 2024 (3.2 years)	1,809,407	1,913,975
G18308 — 4.0% 2024 (3.2 years)	2,531,417	2,677,744
J13949 — 3.5% 2025 (3.8 years)	9,675,816	10,140,185
E02804 — 3.0% 2025 (3.9 years)	6,442,276	6,579,348
J14649 — 3.5% 2026 (3.9 years)	8,681,284	9,071,471
E02948 — 3.5% 2026 (3.9 years)	19,487,471	20,357,990
J16663 — 3.5% 2026 (3.9 years)	18,197,439	19,018,147
G01818 — 5.0% 2035 (3.9 years)	5,320,307	5,762,519
E03033 — 3.0% 2027 (4.3 years)	9,195,826	9,391,485
E03048 — 3.0% 2027 (4.4 years)	17,456,442	17,827,861
		107,545,078
Structured Agency Credit Risk Debt Notes — 0.4%
2013-DN1 CL M1 — 3.5646% 2023
Floating Rate Security (2.0 years)	5,357,068	5,517,904
Interest Only Securities — 0.1%
3974 CL AI — 3.0% 2021 (2.4 years)	14,777,673	977,233
		172,536,629
Federal National Mortgage Association — 10.0%
Collateralized Mortgage Obligations — 0.9%
2004-40 CL BA — 4.5% 2018 (0.0 years)	4,886	4,885
2010-9 CL CA — 5.0% 2037 (0.2 years)	306,468	307,318
2003-39 CL LC — 5.0% 2022 (0.2 years)	23,779	23,875
2003-43 CL EX — 4.5% 2017 (0.3 years)	29,701	29,854
2009-52 CL DC — 4.5% 2023 (0.3 years)	63,898	64,104
2007-42 CL YA — 5.5% 2036 (0.5 years)	198,205	201,100
2004-78 CL AB — 5.0% 2032 (0.6 years)	1,602,850	1,634,269
2003-86 CL KT — 4.5% 2018 (1.1 years)	365,191	380,909
2009-44 CL A — 4.5% 2023 (1.1 years)	407,538	421,896
2003-9 CL DB — 5.0% 2018 (1.5 years)	352,446	374,798
2011-19 CL KA — 4.0% 2025 (2.0 years)	4,205,716	4,416,134
2010-145 CL PA — 4.0% 2024 (2.8 years)	2,526,241	2,676,665
2010-54 CL WA — 3.75% 2025 (2.8 years)	3,516,959	3,740,817
		14,276,624
Pass-Through Securities — 9.1%
255291 — 4.5% 2014 (0.2 years)	13,068	13,897
256982 — 6.0% 2017 (1.5 years)	191,879	204,928
251787 — 6.5% 2018 (1.7 years)	8,006	8,900
254907 — 5.0% 2018 (1.7 years)	238,500	254,510
357414 — 4.0% 2018 (1.8 years)	745,584	791,183
357985 — 4.5% 2020 (2.2 years)	232,850	248,556
MA0464 — 3.5% 2020 (2.3 years)	6,349,268	6,674,805
888595 — 5.0% 2022 (2.3 years)	488,254	526,851
AD0629 — 5.0% 2024 (2.5 years)	1,703,153	1,840,306
995960 — 5.0% 2023 (2.5 years)	1,472,079	1,590,430
888439 — 5.5% 2022 (2.6 years)	446,602	488,609
AL0471 — 5.5% 2025 (2.6 years)	9,200,666	10,061,375
AE0031 — 5.0% 2025 (2.7 years)	2,403,006	2,597,462
995693 — 4.5% 2024 (2.8 years)	2,496,525	2,664,660
995692 — 4.5% 2024 (2.9 years)	2,146,561	2,290,743
930667 — 4.5% 2024 (3.2 years)	1,961,918	2,092,058

weitzinvestments.com 43

SHORT-INTERMEDIATE INCOME FUND
SCHEDULE OF INVESTMENTS • (CONTINUED)

	Principal
	amount	Value
Pass-Through Securities (continued)
995755 — 4.5% 2024 (3.2 years)	$3,199,860	$3,412,834
MA0043 — 4.0% 2024 (3.2 years)	1,455,821	1,546,075
890112 — 4.0% 2024 (3.2 years)	1,703,113	1,809,845
AA5510 — 4.0% 2024 (3.3 years)	771,642	819,959
AA4315 — 4.0% 2024 (3.3 years)	3,341,764	3,549,626
931739 — 4.0% 2024 (3.4 years)	825,026	876,162
555531 — 5.5% 2033 (3.4 years)	8,977,267	9,963,456
AD7073 — 4.0% 2025 (3.5 years)	2,631,575	2,794,288
995112 — 5.5% 2036 (3.5 years)	3,960,263	4,363,726
AR8198 — 2.5% 2023 (3.6 years)	13,368,096	13,652,909
725232 — 5.0% 2034 (3.8 years)	755,266	822,923
MA1502 — 2.5% 2023 (3.8 years)	10,879,735	11,110,691
AB1769 — 3.0% 2025 (4.0 years)	5,936,305	6,066,578
AB2251 — 3.0% 2026 (4.0 years)	6,531,792	6,676,053
AB3902 — 3.0% 2026 (4.4 years)	4,503,816	4,608,233
MA0587 — 4.0% 2030 (4.5 years)	11,707,108	12,230,818
AK3264 — 3.0% 2027 (4.5 years)	11,106,294	11,367,168
AB4482 — 3.0% 2027 (4.5 years)	10,077,797	10,314,522
		138,335,139
		152,611,763
Government National Mortgage Association — 1.7%
Interest Only Securities — 0.2%
2012-61 CL BI — 4.5% 2038 (1.3 years)	3,716,510	230,527
2009-31 CL PI — 4.5% 2037 (1.9 years)	5,260,162	395,658
2010-66 CL IO — 1.2141% 2052
Floating Rate Security (5.3 years)	54,965,143	2,902,654
		3,528,839
Pass-Through Securities — 1.5%
G2 5255 — 3.0% 2026 (4.5 years)	22,088,133	22,713,253
		26,242,092
Non-Government Agency — 2.4%
Collateralized Mortgage Obligations — 2.4%
Washington Mutual, Inc. (WAMU) 2003-S7
CL A1 — 4.5% 2018 (0.1 years)	104,532	106,092
Sequoia Mortgage Trust (SEMT) 2011-1
CL A1 — 4.125% 2041 (0.1 years)	1,219,993	1,222,519
Sequoia Mortgage Trust (SEMT) 2010-H1
CL A1 — 3.75% 2040 (1.1 years)	1,461,667	1,440,264
Sequoia Mortgage Trust (SEMT) 2012-2
CL A2 — 3.5% 2042 (1.8 years)	4,741,680	4,775,498
Chase Mortgage Finance Corp. (CHASE)
2004-S1 CL A6 — 4.5% 2019 (2.1 years)	62,425	61,893
Sequoia Mortgage Trust (SEMT) 2012-1
CL 1A1 — 2.865% 2042 (2.3 years)	6,606,643	6,585,555
Sequoia Mortgage Trust (SEMT) 2012-4
CL A1 — 3.5% 2042 (4.4 years)	9,151,741	9,056,997
Sequoia Mortgage Trust (SEMT) 2013-4
CL A3 — 1.55% 2043 (8.1 years)	14,319,465	13,842,748
		37,091,566
Total Mortgage-Backed Securities
(Cost $384,057,543)		388,482,050

COMMERCIAL MORTGAGE-	Principal
BACKED SECURITIES — 3.7%(b)	amount	Value
Rialto Capital Management, LLC (RIAL)
2013-LT2 CL A 2.8331% 2028
(0.0 years)(c)	$3,916,451	$3,926,042
Oaktree Real Estate Investments/Sabal
(ORES) 2013-LV2 CL A
3.081% 2025 (0.4 years)(c)	6,552,379	6,555,046
SMA Portfolio (SMAP) 2012-LV1 CL A
3.5% 2025 (0.4 years)(c)	662,177	663,845
VFC LLC (VFCP) 2013-1 CL A
3.13% 2026 (0.5 years)(c)	2,984,938	3,005,610
Banc of America Commercial Mortgage Trust
(BACM) 2003-2 CL D 5.34536%
2041 Floating Rate Security (0.6 years)	10,144,153	10,360,746
TPG Opportunities Partners, L.P.
(TOPRE) 2013-LTR1 CL A 3.47%
2028 (1.5 years)(c)	8,917,719	8,924,488
TPG Opportunities Partners, L.P.
(TOPRE) 2013-LTR1 CL B 4.25%
2028 (1.6 years)(c)	9,749,326	9,766,060
Redwood Commercial Mortgage Corp.
(RCMC) 2012-CRE1 CL A 5.62346%
2044 (1.9 years)(c)	12,837,986	12,888,869
Total Commercial Mortgage-Backed Securities
(Cost $55,985,611)		56,090,706

ASSET-BACKED SECURITIES — 6.0%(b)
United Auto Credit Securitization Trust
(UACST) 2012-1 CL A2 1.1% 2015
(0.2 years)(c)	767,276	767,240
Westlake Automobile Receivables Trust
(WLAKE) 2012-1A CL A2 1.03% 2016
(0.3 years)(c)	2,092,914	2,094,335
Stanwich Mortgage Loan Co. (STWH)
2012-NPL5 CL A 2.9814% 2042
(0.3 years)(c)	6,213,583	6,210,476
Bayview Opportunity Master Fund IIa Trust
(BOMFT) 2013-2RPL CL A 3.721% 2018
(0.3 years)(c)	1,828,210	1,826,601
Santander Drive Auto Receivables Trust
(SDART) 2010-3 CL C 3.06% 2017
(0.7 years)	7,482,870	7,623,436
Stanwich Mortgage Loan Co. (STWH)
2012-NPL4 CL A 2.9814% 2042
(0.7 years)(c)	1,782,793	1,776,589
Credit Acceptance Auto Loan Trust
(CAALT) 2011-1 CL B 3.96% 2019
(0.7 years)(c)	7,500,000	7,667,216
Americredit Automobile Receivables
Trust (AMCAR) 2013-5 CL A2A
0.65% 2017 (0.8 years)	4,000,000	4,002,322
Prestige Auto Receivables Trust (PART)
2013-1A CL A2 1.09% 2018
(0.9 years)(c)	3,834,192	3,845,027
Vericrest Opportunity Loan Trust (VOLT)
2013-3 CL A 3.22162% 2053
(1.1 years)(c)	4,399,672	4,383,174
Vericrest Opportunity Loan Trust (VOLT)
2013-NPL1 CL A 4.25% 2058
(1.1 years)(c)	9,706,602	9,837,039

44 Weitz Funds

	Principal
	amount	Value
Flagship Credit Auto Trust (FCAT)
2013-2 CL A 1.94% 2019
(1.3 years)(c)	$4,742,704	$4,743,985
Stanwich Mortgage Loan Co. (STWH)
2013-NPL1 CL A 2.9814% 2043
(1.3 years)(c)	7,067,855	7,034,282
Santander Drive Auto Receivables Trust
(SDART) 2012-4 CL C 2.94% 2017
(1.6 years)	8,000,000	8,236,852
CPS Auto Receivables Trust (CPS)
2013-A CL A 1.31% 2020
(2.0 years)(c)	3,604,518	3,548,839
Cabela’s Master Credit Card Trust (CABMT)
2011-2A CL A2 0.7666% 2019 Floating
Rate Security (2.4 years)(c)	4,500,000	4,530,834
Stanwich Mortgage Loan Co. (STWH)
2013-NPL2 CL A 3.2282% 2059
(2.6 years)(c)	7,323,059	7,212,554
Cabela’s Master Credit Card Trust (CABMT)
2012-2A CL A2 0.6466% 2020 Floating
Rate Security (3.4 years)(c)	6,000,000	6,012,363
Total Asset-Backed Securities
(Cost $91,196,781)		91,353,164
TAXABLE MUNICIPAL BONDS — 1.3%
Nebraska Public Power District
5.14% 1/01/14	10,000,000	10,000,000
Los Angeles, California Cmty Dev
6.0% 9/01/14	2,275,000	2,341,589
6.0% 9/01/15	1,220,000	1,304,485
Menomonee Falls, Wisconsin
4.25% 11/01/14	2,000,000	2,006,040
Omaha, Nebraska Public Facilities Corp.,
Lease Revenue, Series B, Refunding
4.588% 6/01/17	815,000	890,404
4.788% 6/01/18	1,000,000	1,096,290
Iowa State University Revenue
5.8% 7/01/22	1,335,000	1,402,698
Total Taxable Municipal Bonds
(Cost $18,664,396)		19,041,506
U.S. TREASURY NOTES — 14.4%
U.S. Treasury Note
1.25% 2/15/14	30,000,000	30,042,780
1.25% 3/15/14	30,000,000	30,072,060
1.75% 3/31/14	30,000,000	30,122,460
0.375% 1/15/16	40,000,000	39,987,520
0.375% 2/15/16	55,000,000	54,957,045
0.875% 11/30/16	20,000,000	20,066,400
2.125% 8/31/20	15,000,000	14,810,160
Total U.S. Treasury Notes
(Cost $220,137,062)		220,058,425

COMMON STOCKS — 1.4%	Shares	Value
Redwood Trust, Inc.
(Cost $12,708,270)	1,127,409	$21,837,912
CASH EQUIVALENTS — 8.3%
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(a)
(Cost $126,645,343)	126,645,343	126,645,343
Total Investments in Securities
(Cost $1,477,989,928)		1,514,619,075
Other Assets Less Other Liabilities — 0.6%		8,804,747
Net Assets — 100.0%		$1,523,423,822
Net Asset Value Per Share — Institutional Class		$12.50
Net Asset Value Per Share — Investor Class		$12.48

(a)	Rate presented represents the annualized 7-day yield at December 31, 2013.
(b)	Number of years indicated represents estimated average life.
(c)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

weitzinvestments.com 45

NEBRASKA TAX-FREE INCOME FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Thomas D. Carney, CFA

The Nebraska Tax-Free Income Fund returned -0.3% for the 12 months ended December 31, compared to a +0.8% return for the Barclays 5-Year Municipal Bond Index, our Fund’s primary benchmark. For the fourth calendar quarter, the Nebraska Tax-Free Income Fund returned +0.4% compared to a +0.8% return for the Barclays 5-Year Municipal Bond Index. The principal reason our Fund results lagged our Fund’s primary benchmark was due to the wider maturity distribution of our Fund’s investments relative to the benchmark. Our Fund’s “barbell” portfolio attributes (both short- and longer-term bonds) differ from the benchmark's narrowly defined “laddered” structure (only 4- to 6-year bonds). The general rise in interest rates, particularly longer-term rates, negatively impacted our Fund results more than our benchmark. And while we are never pleased to report negative year-over-year results, our modest decline was meaningfully better than the average decline of 2.8% posted by a broad category of intermediate-term, single-state municipal bond funds in 2013.

Overview
U.S. Treasury bond yields rose (prices declined) in the fourth quarter as continued progress on the domestic economic front prompted the Fed to (modestly) begin scaling back its large scale asset purchase program. The 10-year Treasury bond yield, for example, rose approximately 40 basis points (a basis point represents one one-hundredth of a percentage point) in the quarter and ended the year slightly above 3%, its highest closing level in over two years. For the year, 10-year Treasury yields increased approximately 125 basis points, resulting in price declines for many long-term bond holders.

Despite headwinds from Treasury interest rates, municipal bonds generated positive results in the fourth quarter as investors digested the headline risk related to the Detroit bankruptcy and Puerto Rico’s budget difficulties. The credit profile of the municipal market is broadly improving as economic growth has picked up. The headwinds on state and local government budgets from reduced federal transfer payments, weak housing markets and high unemployment rates are turning into slight tailwinds with greater GDP growth. As U.S. GDP growth approaches 3%, state and local governments are beginning to overcome the budgetary pressures of the slow or no growth period of recent years.

Fund Review
All of the Fund’s holdings added to results during the quarter, principally from income returns on our investments. We did not purchase any new bonds in the quarter, allowing cash reserves to increase modestly. Municipal bond yields remain broadly higher than comparable U.S. Treasury bonds, a sign of municipal bonds relative value given their tax advantages. However, with overall interest rates still historically low, absolute value remains scarce.

The average duration of our Fund decreased to 2.9 from 3.1 years in the previous quarter and the average maturity decreased to 6.1 from 6.3 years.

While the vast majority of our Fund investments are Nebraska based, we select investments from a universe of thousands of issuers in the nearly $3 trillion municipal bond market. Our holdings are varied and diverse and include, for example, airport revenue bonds from Miami and Orlando; higher education bonds from the University of Nebraska to Hastings College to Wesleyan and Creighton University; electric utility bonds from Omaha and Nebraska Public Power Districts; and general obligation bonds from Omaha, Nebraska to Memphis, Tennessee to San Antonio, Texas to Chesterfield County, Virginia. As a reminder, while our non-Nebraska investments are taxable at the state level for Nebraska residents, they provide diversification benefits and we believe that most provide incremental return that compensate for any added state tax an investor would be required to pay.

The “Portfolio Profile” page accompanying this report provides additional detail regarding the breakdown of our investment holdings by state, sector and rating. Our investments may be wide-ranging, but our analysis is the same. We strive to only own those investments we believe compensate us for the incremental credit risk we assume. Our overall goal is to invest in a portfolio of bonds of varying maturities that we believe represent attractive risk-adjusted returns, taking into consideration the general level of interest rates and the credit quality of each investment.

Outlook
We have been beating the drum about the challenging investment landscape in fixed income for some time now, but it bears repeating. Nominal interest rates on U.S. Treasuries, both short- and long-term, are being manipulated by monetary policy and remain artificially low. Low Treasury rates have a gravitational affect on all other fixed-income assets, municipal bonds included. Inflation, the bond investor’s boogeyman, has declined in 2013 but still leaves little room for real (after inflation) returns. The Federal Reserve’s willingness to allow inflation to (even temporarily) exceed its longer run goals of 2 percent add to our concern about future fixed-income returns. Therefore, we expect to continue to position the Fund defensively relative to interest rate exposure while we patiently seek out areas of opportunity. We will continue to invest one security at a time, relying on a fundamental research-based investment approach and are well positioned to take advantage of any market weakness.

46 Weitz Funds

NEBRASKA TAX-FREE INCOME FUND
PERFORMANCE • (UNAUDITED)

	Total Returns		Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year
Nebraska Tax-Free Income Fund	0.37%	-0.25%	2.55%	3.42%	3.07%	3.67%	4.13%	4.77%
Barclays 5-Year Municipal
Bond Index	0.84	0.81	3.54	4.27	3.92	4.47	4.67	5.50

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the NE Tax-Free Fund for the period December 31, 2003 through December 31, 2013, as compared with the growth of the Barclays 5-Yr Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

	NE	Barclays	Relative
	Tax-Free	5-Yr*	Results
Year	(1)	(2)	(1)-(2)
1985 (10/1/85)	3.55%	N/A %	N/A %
1986	11.21	N/A	N/A
1987	4.00	N/A	N/A
1988	6.31	N/A	N/A
1989	6.89	9.07	-2.18
1990	6.31	7.70	-1.39
1991	8.41	11.41	-3.00
1992	7.37	7.62	-0.25
1993	7.87	8.73	-0.86
1994	-1.41	-1.28	-0.13
1995	10.49	11.65	-1.16
1996	5.46	4.22	1.24
1997	7.32	6.38	0.94
1998	6.10	5.84	0.26
1999	-1.21	0.73	-1.94
2000	9.87	7.71	2.16
2001	3.86	6.21	-2.35
2002	7.99	9.28	-1.29
2003	4.29	4.13	0.16
2004	3.38	2.72	0.66
2005	2.16	0.95	1.21
2006	3.26	3.34	-0.08
2007	3.56	5.15	-1.59
2008	1.23	5.78	-4.55
2009	7.24	7.40	-0.16
2010	2.27	3.40	-1.13
2011	5.94	6.93	-0.99
2012	2.07	2.97	-0.90
2013	-0.25	0.81	-1.06
Since Inception:
Cumulative
Return	308.09	N/A	N/A
Avg. Annual
Return	5.10	N/A	N/A

* The inception date of the Barclays 5-Yr was 1/29/88.

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent prospectus are 0.71% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_performance/fund_performance.fs.

See page 4 for additional performance disclosures. See page 54 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

weitzinvestments.com 47

NEBRASKA TAX-FREE INCOME FUND
PORTFOLIO PROFILE • (UNAUDITED)

State Breakdown
Nebraska	80.9%
Florida	5.2
Texas	1.9
Arizona	1.5
Virginia	1.5
Puerto Rico	1.4
North Dakota	1.2
Tennessee	1.1
Iowa	0.9
Illinois	0.4
Cash Equivalents/Other	4.0
Net Assets	100.0%

Sector Breakdown
Power	32.5%
Higher Education	19.7
Hospital	10.2
Lease	3.7
General	3.5
Airport/Transportation	3.2
Water/Sewer	2.1
Housing	0.7
Total Revenue	75.6
City/Subdivision	7.0
School District	5.5
County	3.2
Natural Resource District	2.6
Total General Obligation	18.3
Escrow/Pre-Refunded	2.1
Cash Equivalents/Other	4.0
Net Assets	100.0%

Financial Attributes
Average Maturity	6.1 years
Average Effective Maturity	3.3 years
Average Duration	2.9 years
Average Coupon	4.2%
30-Day SEC Yield at 12-31-13	1.44%
Municipals exempt from federal and
Nebraska income taxes	Approx. 82%
Municipals subject to alternative
minimum tax	Approx. 2%

Five Largest Issuers(b)
Nebraska Public Power District	10.6%
University of Nebraska	9.3
Omaha Public Power District	6.3
Public Power Generation Agency	4.3
Children’s Hospital Obligated Group	4.1

Credit Quality(a)
Aaa/AAA	6.5%
Aa/AA	44.5
A/A	37.6
Baa/BBB	4.4
Non-Rated	3.0
Cash Equivalents/Other	4.0
Net Assets	100.0%

(a) The Fund receives credit quality ratings on underlying securities of the Fund when available from Moody’s and S&P. The Fund will use one rating for an underlying security if that is all that is provided. Ratings and portfolio credit quality may change over time. The Fund itself has not been rated by an independent rating agency.

(b) Percent of net assets

48 Weitz Funds

NEBRASKA TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS • DECEMBER 31, 2013 • (UNAUDITED)

	Principal
MUNICIPAL BONDS — 96.0%	amount	Value
Arizona — 1.5%
Maricopa County, General Obligation,
Peoria Unified School District No. 11, Series 2006
5.0% 7/01/24	$950,000	$1,044,183
Florida — 5.2%
Greater Orlando, Aviation Authority, Revenue, Series 2009A, AMT
6.0%, 10/01/16	1,000,000	1,140,550
JEA, Electric System Revenue, Series Three 2009B
5.0%, 10/01/28	300,000	306,867
Miami, Dade County, Aviation Revenue, Series 2010A
4.25%, 10/01/18	1,000,000	1,110,540
Orlando Utilities Commission, Utility System Revenue, Refunding,
Series 2006, 5.0%, 10/01/17	1,000,000	1,112,110
		3,670,067
Illinois — 0.4%
Illinois Finance Authority, Revenue, Series 2009A,
Northwestern Memorial Hospital
5.0%, 8/15/17	245,000	278,420
Iowa — 0.9%
Cedar Rapids Community School District, Infrastructure Sales,
Services and Use Tax Revenue, Series 2011
4.0%, 7/01/20	600,000	634,224
Nebraska — 80.9%
Adams County, Hospital Authority #1, Revenue, Mary Lanning
Memorial Hospital Project, Radian Insured
4.25%, 12/15/16	250,000	269,490
4.4%, 12/15/17	250,000	273,657
Bellevue, Development Revenue, Bellevue University Project,
Series 2010A, 2.75%, 12/01/15	1,000,000	1,020,580
Cornhusker Public Power District, Electric Revenue, Refunding,
Series 2010, 2.4%, 7/01/17	400,000	408,496
Dawson Public Power District, Electric Revenue, Series 2010B
2.25%, 12/15/17	125,000	128,240
2.75%, 12/15/19	100,000	101,937
Douglas County, Educational Facility Revenue,
Creighton University Project, Refunding, Series 2010A
5.0%, 7/01/16	430,000	466,021
5.6%, 7/01/25	400,000	441,252
Douglas County, Elkhorn Public School District #10, Series 2010B
3.0%, 6/15/16	525,000	538,398
Douglas County, General Obligation, Refunding, Series 2011B
3.0%, 12/15/19	1,155,000	1,194,189
Douglas County, Hospital Authority #1, Revenue, Refunding,
Alegent Health - Immanuel, AMBAC Insured
5.125%, 9/01/17	205,000	205,100
Quality Living Inc. Project
4.7%, 10/01/17	255,000	249,398
Douglas County, Hospital Authority #2, Revenue,
Boys Town Project, Series 2008
4.75%, 9/01/28	500,000	512,580
Nebraska Medical Center Project, Series 2003
5.0%, 11/15/14	380,000	394,615
5.0%, 11/15/15	295,000	318,438
Refunding, Children’s Hospital Obligated Group, Series 2008B
4.5%, 8/15/15	230,000	241,985
5.25%, 8/15/20	1,000,000	1,071,600
5.5%, 8/15/21	1,430,000	1,526,024

	Principal
	amount	Value
Douglas County, Hospital Authority #3, Revenue, Refunding,
Nebraska Methodist Health System
5.5%, 11/01/18	$385,000	$412,289
Douglas County, Millard Public School District #17,
Refunding, Series 2009, 4.0%, 6/15/17	750,000	757,103
Douglas County, Zoo Facility Revenue, Refunding,
Omaha’s Henry Doorly Zoo Project
4.2%, 9/01/16	600,000	622,032
4.75%, 9/01/17	200,000	207,514
Hastings, Combined Utility Revenue, Refunding, Series 2012
2.0%, 10/15/16	320,000	330,752
2.0%, 10/15/17	430,000	443,545
La Vista, General Obligation, Refunding, Series 2009
2.5%, 11/15/15	415,000	420,910
3.0%, 11/15/17	640,000	648,102
Lancaster County, Hospital Authority #1, Revenue, Refunding,
Bryan LGH Medical Center
Series 2006, 4.0%, 6/01/19	300,000	311,832
Series 2008A, 5.0%, 6/01/16	500,000	542,140
Series 2008A, 5.0%, 6/01/17	500,000	552,080
Lincoln, Certificates of Participation,
Series 2010A, 2.4%, 3/15/17	395,000	405,124
Lincoln, Educational Facilities, Revenue, Refunding,
Nebraska Wesleyan University Project, Series 2012
2.25%, 4/01/19	645,000	651,392
2.5%, 4/01/21	925,000	897,731
Lincoln, Electric System Revenue, Refunding,
Series 2007B, 5.0%, 9/01/18	1,000,000	1,112,220
Series 2012, 5.0%, 9/01/21	1,000,000	1,171,860
Lincoln, General Obligation, Highway Allocation Fund
4.0%, 5/15/23	1,000,000	1,033,870
Lincoln, Parking Revenue, Refunding, Series 2011
3.25%, 8/15/18	440,000	474,527
Lincoln, Sanitary Sewer Revenue, Refunding, Series 2012
1.5%, 6/15/17	440,000	449,275
Municipal Energy Agency of Nebraska, Power Supply
System Revenue, Refunding,
2009 Series A, BHAC Insured
5.0%, 4/01/20	500,000	569,175
2012 Series A, 5.0%, 4/01/18	100,000	114,737
2013 Series A, 4.0%, 4/01/17	250,000	274,558
Nebraska Educational Financial Authority, Revenue, Refunding,
Hastings College Project
5.05%, 12/01/23	500,000	485,555
Nebraska Investment Financial Authority, Revenue, Drinking Water
State Revolving Fund, Series 2010A
4.0%, 7/01/25	750,000	764,490
Nebraska Investment Financial Authority, Homeownership Revenue,
2011 Series A, 2.4%, 9/01/17	445,000	460,468
Nebraska Public Power District, Revenue,
2005 Series A, 5.0%, 1/01/18	200,000	213,870
2005 Series B-2, 5.0%, 1/01/16	1,000,000	1,045,450
2007 Series B, 5.0%, 1/01/20	395,000	445,596
2007 Series B, 5.0%, 1/01/21	1,750,000	1,975,032
2008 Series B, 5.0%, 1/01/19	250,000	282,600
2010 Series C, 4.25%, 1/01/17	500,000	551,505
2011 Series A, 4.0%, 1/01/15	250,000	259,435
2012 Series A, 4.0%, 1/01/21	500,000	544,200
2012 Series A, 5.0%, 1/01/21	500,000	576,000
2012 Series B, 3.0%, 1/01/24	1,000,000	959,750
2012 Series C, 5.0%, 1/01/19	500,000	565,200

weitzinvestments.com 49

NEBRASKA TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS • (CONTINUED)

	Principal
	amount	Value
Nebraska State Colleges Facility Corp., Deferred Maintenance Revenue,
MBIA Insured
4.25%, 7/15/15	$405,000	$427,939
5.0%, 7/15/16	200,000	220,922
4.0%, 7/15/17	200,000	214,130
Omaha Convention Hotel Corp., Revenue, Convention Center Hotel,
First Tier, Refunding, Series 2007, AMBAC Insured
5.0%, 2/01/20	600,000	656,028
Omaha, General Obligation, Refunding,
Series 2008
5.0%, 6/01/20	350,000	401,562
5.25%, 10/15/19	250,000	292,577
Omaha, Public Facilities Corp., Lease Revenue,
Omaha Baseball Stadium Project,
Series 2009, 5.0%, 6/01/23	770,000	858,612
Series 2010, 4.125%, 6/01/29	650,000	654,537
Rosenblatt Stadium Project, Series C
3.9%, 10/15/17	235,000	256,683
3.95%, 10/15/18	240,000	262,478
Omaha Public Power District,
Electric System Revenue,
1993 Series C, 5.5%, 2/01/14	40,000	40,179
2007 Series A, 4.1%, 2/01/19	1,000,000	1,078,180
2012 Series A, 5.0%, 2/01/24	2,000,000	2,271,580
Electric System Subordinated Revenue,
2006 Series B, FGIC Insured
4.75%, 2/01/36	1,000,000	1,000,350
Omaha, Sanitary Sewer Revenue, MBIA Insured
4.0%, 11/15/14	250,000	258,073
Papillion-La Vista, Sarpy County School District #27,
General Obligation,
Refunding, Series 2009A
3.15%, 12/01/17	930,000	976,472
Series 2009, 5.0%, 12/01/28	500,000	529,165
Papio-Missouri River Natural Resources District, General Obligation,
Flood Protection and Water Quality Enhancement,
Series 2013
3.0%, 12/15/16	400,000	426,696
3.0%, 12/15/17	385,000	414,318
3.0%, 12/15/18	500,000	532,035
Series 2013B, 5.0%, 12/15/19	400,000	454,472
Public Power Generation Agency, Revenue, Whelan Energy
Center Unit 2, Series A,
AGC-ICC AMBAC Insured,
5.0%, 1/01/19	1,260,000	1,368,763
AMBAC Insured, 5.0%, 1/01/18	750,000	818,865
AMBAC Insured, 5.0%, 1/01/26	800,000	844,384
Sarpy County, Recovery Zone Facility Certificates of Participation,
Series 2010
2.35%, 12/15/18	155,000	161,211
2.6%, 12/15/19	135,000	139,633
Southern Nebraska Public Power District, Electric System Revenue,
AMBAC Insured
4.625%, 9/15/21	1,000,000	1,076,790
University of Nebraska, Facilities Corp.,
Deferred Maintenance Revenue,
Series 2006, 5.0%, 7/15/18	830,000	917,839
Financing Agreement Revenue, UNMC Eye Institute, Series 2011
2.0%, 3/01/15	525,000	535,616

	Principal
	amount	Value
Lease Rental Revenue,
NCTA Education Center/Student Housing Project,
Series 2011, 3.75%, 6/15/19	$285,000	$312,728
University of Nebraska, University Revenue,
Kearney Student Fees and Facilities, Series 2006
4.75%, 7/01/25	330,000	355,126
Lincoln Memorial Stadium Project, Refunding, Series 2004A
5.0%, 11/01/19	2,160,000	2,192,940
Lincoln Parking Project, Refunding,
Series 2005
4.0%, 6/01/17	1,070,000	1,117,979
4.5%, 6/01/20	500,000	523,375
Series 2013, 2.0%, 6/01/16	310,000	318,860
Omaha Health & Recreation Project
4.05%, 5/15/19	390,000	428,957
5.0%, 5/15/33	700,000	718,382
Omaha Student Facilities Project
5.0%, 5/15/27	800,000	865,704
Wheat Belt Public Power District, Electric System Revenue,
Series 2009B
3.2%, 9/01/16	330,000	334,901
3.4%, 9/01/17	415,000	420,727
		56,573,687
North Dakota — 1.2%
Grand Forks, Sales Tax Revenue, Refunding, Series 2005A
5.0%, 12/15/21	795,000	852,995
Puerto Rico — 1.4%
Electric Power Authority Revenue, Series RR, FSA Insured
5.0%, 7/01/20	1,000,000	975,650
Tennessee — 1.1%
Memphis, General Obligation, General Improvement, Series 2006A
5.0%, 11/01/19	720,000	777,600
Texas — 1.9%
San Antonio, General Obligation, Refunding, Series 2010
5.0%, 2/01/19	1,195,000	1,303,088
Virginia — 1.5%
Chesterfield County, General Obligation, Refunding, Series 2005B
5.0%, 1/01/17	975,000	1,021,732
Total Municipal Bonds
(Cost $65,358,304)		67,131,646

CASH EQUIVALENTS — 3.1%	Shares	Value
Wells Fargo National Advantage Tax-Free Money Market Fund -
Institutional Class 0.01%(a)
(Cost $2,146,941)	2,146,941	2,146,941
Total Investments in Securities
(Cost $67,505,245)		69,278,587
Other Assets Less Other Liabilities — 0.9%		657,844
Net Assets — 100.0%		$69,936,431
Net Asset Value Per Share		$10.14

(a)	Rate presented represents the annualized 7-day yield at December 31, 2013.

50 Weitz Funds

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weitzinvestments.com 51

GOVERNMENT MONEY MARKET FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Thomas D. Carney, CFA

The Government Money Market Fund ended the fourth calendar quarter with a 7-day effective and current yield of 0.01%. (An investment in the Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a stable net asset value. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.)

Our Fund’s 7-day effective yield remains stuck near zero. This marks the twenty-first consecutive quarter (5+ years) of reporting paltry returns.  There are a number of entertaining movies about reliving the same day or event over and over (e.g. Groundhog Day or Source Code). This real life version for savers and investors has been anything but entertaining and is getting quite old.

The Federal Open Market Committee (FOMC) of the Federal Reserve, and principal rate-setter for the investment universe for our Fund, met twice in the fourth quarter.  At both meetings the FOMC reaffirmed its expectation to keep the Fed Funds rate (the overnight lending rate between banks, which is controlled by the Federal Reserve) at “exceptionally low levels” of zero to 0.25%.  Additionally, the Fed now anticipates today’s low Fed Funds rate will remain “well past” the time that the employment rate falls below 6.5%, especially if projected inflation is below the Fed’s 2% longer-run goal.

As we have mentioned in previous letters, the Fed Funds rate affects all investments within the opportunity set of our Fund.  We invest in ultra-high quality, short-term investments (e.g. U.S. Treasury bills and government agency discount notes) that have a weighted average maturity of less than 60 days.  As a result, our yield has invariably followed the path dictated by the Federal Reserve’s monetary policy as we frequently reinvest maturing bills and notes in these short-term instruments. As of December 31, 92.0% of our portfolio was invested in U.S. Treasury bills, with the balance in high quality Wells Fargo money market funds.  The average life of our portfolio at December 31 was approximately 51 days.

When the Fed changes from its current course and begins to raise short-term rates, our Fund’s yield will quickly benefit as we frequently reinvest maturing securities. Infinitesimal income returns for short-term investors and savers of all types, from CDs to bank savings accounts to money market mutual funds like ours, are likely to persist for at least another year.  In the meantime, we will maintain our focus on high credit quality, preservation of capital and maintaining liquidity for our investors.

52 Weitz Funds

GOVERNMENT MONEY MARKET FUND
SCHEDULE OF INVESTMENTS • DECEMBER 31, 2013 • (UNAUDITED)

	Principal
U.S. TREASURY — 92.0%†	amount	Value
U.S. Treasury Bill
0.03% 1/16/14	$30,000,000	$29,999,625
0.06% 2/06/14	25,000,000	24,998,625
0.04% 3/06/14	30,000,000	29,997,867
0.05% 4/24/14	22,000,000	21,996,547
Total U.S. Treasury		106,992,664

MONEY MARKET FUNDS — 8.0%	Shares	Value
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(a)	9,320,698	$9,320,698
Wells Fargo Advantage 100% Treasury Money Market Fund -
Service Class 0.00%(a)	52,556	52,556
Total Money Market Funds		9,373,254
Total Investments in Securities
(Cost $116,365,918)		116,365,918
Other Liabilities in Excess of Other Assets — 0.0%		(45,891)
Net Assets — 100.0%		$116,320,027
Net Asset Value Per Share		$1.00

†	Interest rates presented represent the yield to maturity at the date of purchase.
(a)	Rate presented represents the annualized 7-day yield at December 31, 2013.

weitzinvestments.com 53

INDEX DESCRIPTIONS

Russell 1000	The Russell 1000 is an unmanaged index of large capitalization common stocks. It consists of the 1,000 largest companies in the Russell 3000 Index.

Russell 1000 Value	The Russell 1000 Value is an unmanaged index of large capitalization common stocks. It consists of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000	The Russell 3000 is an unmanaged index of the 3,000 largest U.S. companies based on market capitalization.

Russell 3000 Value
The Russell 3000 Value is an unmanaged index of the largest capitalization common stocks. It consists of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500	The Russell 2500 is an unmanaged index of small to mid-capitalization common stocks. It consists of the 2,500 smallest companies in the Russell 3000 Index.

Russell 2500 Value
The Russell 2500 Value is an unmanaged index of small to mid-capitalization common stocks. It consists of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500	The S&P 500 is an unmanaged index consisting of 500 companies generally representative of the market for the stocks of large-size U.S. companies.

Blended	The Blended Index blends the S&P 500 with the Barclays Intermediate U.S. Government/Credit Index by weighting their total returns at 60% and 40%, respectively. The portfolio is rebalanced monthly.

Barclays Intermediate U.S. Government/Credit
The Barclays Intermediate U.S. Government/Credit Index (BIGC) is a total return performance benchmark consisting of government securities and publicly issued corporate debt with maturities from one to ten years and rated at least BBB by Standard & Poor’s or Baa by Moody’s Investor Service.

Barclays 5-Year Municipal Bond	The Barclays 5-Year Municipal Bond Index is an unmanaged index of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market.

54 Weitz Funds

Board of Trustees
Lorraine Chang
John W. Hancock
Thomas R. Pansing, Jr.
Roland J. Santoni
Barbara W. Schaefer
Delmer L. Toebben
Wallace R. Weitz
Justin B. Wender

Investment Adviser
Weitz Investment Management, Inc.
1125 South 103rd Street, Suite 200
Omaha, NE 68124-1071
(800) 304-9745

Custodian
Wells Fargo Bank, N.A.

Officers
Wallace R. Weitz, President
John R. Detisch, Vice President, Secretary &
Chief Compliance Officer
Kenneth R. Stoll, Vice President & Chief
Financial Officer
Bradley P. Hinton, Vice President

Distributor
Weitz Securities, Inc.

Transfer Agent and Dividend Paying Agent
Weitz Investment Management, Inc.

Sub-Transfer Agent
Boston Financial Data Services, Inc.

NASDAQ symbols:
Value Fund - WVALX
Partners Value Fund - WPVLX
Partners III Opportunity Fund
Institutional Class - WPOPX
Investor Class - WPOIX
Research Fund - WRESX
Hickory Fund - WEHIX
Balanced Fund - WBALX
Short-Intermediate Income Fund
Institutional Class - WEFIX
Investor Class - WSHNX
Nebraska Tax-Free Income Fund - WNTFX
Government Money Market Fund - WGMXX

Help us conserve resources by receiving your report electronically. Visit us online at weitzinvestments.com. Simply log in to your account and select “Electronic Delivery.”

An investor should consider carefully the investment objectives, risks, and charges and expenses of the Funds before investing. The Funds’ Prospectus contains this and other information about the Funds. The Prospectus should be read carefully before investing.

1/31/14

weitzinvestments.com 55

Quarterly Report December 31, 2013

Weitz | FUNDS®

weitzinvestments.com